Exhibit 99.1
COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended September 30, 2007
TABLE OF CONTENTS

Press Release	1

Condensed Consolidated Statements of Income	5

Funds From Operations	6

Condensed Consolidated Balance Sheets	7

Key Ratios and Supplemental Information	8

Net Income and Funds From Operations – Supplemental Detail	9

Development Pipeline	16

Portfolio Listing	18

Same Property Information	21

Square Feet Expiring:
Office	22
Retail	23
Industrial	24

Top 25 Largest Tenants	25

Inventory of Land Held for Investment or Future Development	26

Inventory of Residential Lots Under Development	28

Debt Outstanding	30

Reconciliations of Non-GAAP Financial Measures	31

Discussion of Non-GAAP Financial Measures	36
Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks including, but not limited to, general and local economic conditions, local real estate conditions (including the overall condition of the real estate market), the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statements are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

News Release
FOR IMMEDIATE RELEASE
CONTACT:

James A. Fleming	Elli Kaplan
Executive Vice President and	Vice President — Investor Relations
Chief Financial Officer	(404) 407-1972
(404) 407-1150	ellikaplan@cousinsproperties.com
jimfleming@cousinsproperties.com
Web site address: www.cousinsproperties.com
COUSINS PROPERTIES REPORTS RESULTS FOR
QUARTER AND NINE MONTHS ENDED SEPTEMBER 30, 2007

          ATLANTA (November 5, 2007) – Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the three and nine months ended September 30, 2007. All per share amounts are reported on a diluted basis; basic per share data is included in the Condensed Consolidated Statements of Income accompanying this release.
          Funds from Operations to Common Stockholders (“FFO”) was $7.3 million, or $0.14 per share, for the third quarter of 2007 compared with FFO of $13.9 million, or $0.26 per share, for the third quarter of 2006, after a supplemental adjustment to exclude loss on extinguishment of debt. FFO was $41.1 million, or $0.77 per share, for the nine months ended September 30, 2007 compared with FFO of $46.9 million, or $0.90 per share, for the nine months ended September 30, 2006, after a supplemental adjustment to exclude loss on extinguishment of debt. Loss on extinguishment of debt was $15.4 million, or $0.29 per share, for the third quarter of 2006 and $18.2 million, or $0.35 per share, for the nine months ended September 30, 2006. The third quarter 2006 amount relates to defeasance costs on a mortgage loan repaid upon a property sale, and the year-to-date 2006 amount also includes an adjustment to mark-to-market the debt associated with a property contributed to a venture.
          Net Income Available to Common Stockholders (“Net Income Available”) was $7.9 million, or $0.15 per share, for the third quarter of 2007 compared with Net Income Available of $174.5 million, or $3.33 per share, for the third quarter of 2006. Net Income Available was $22.7 million, or $0.43 per share, for the nine months ended September 30, 2007 compared with $179.4 million, or $3.44 per share, for the nine months ended September 30, 2006. Net Income Available for the third quarter and nine months ended September 30, 2007 decreased as a result of the recognition of approximately $188.4 million in prior year gains on the sale of two operating properties in the third quarter of 2006.
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191 Peachtree Street NE • Suite 3600 • Atlanta, Georgia 30303-1740 • 404/407-1000 • FAX 404/407-1002

CUZ Reports Third Quarter Results

November 5, 2007
Third quarter highlights of the Company included the following:
•	Purchased land and commenced construction of Tiffany Springs MarketCenter, a 585,000 square foot power center in Kansas City, Missouri, anchored by Target, JCPenney, Best Buy, The Home Depot and Sports Authority.

•	Executed a 284,000 square foot lease with the Georgia Department of Transportation at One Georgia Center.

•	Through a partnership with Seefried Properties Inc., acquired 47 acres of land in Lancaster, Texas, for the future development of a 733,000 square foot distribution building.

•	Sold 3301 Windy Ridge Parkway for $16.1 million resulting in a GAAP gain of $9.9 million.

•	Through a joint venture, CP Venture Two LLC, sold Mansell Crossing-Phase II for $20.9 million. The Company’s share of these proceeds is $2.2 million.

•	Recast its credit facility, which was an increase in size of $100 million to $500 million, extended the maturity date to August 2011 and reduced its interest rate spread over LIBOR.

•	Closed a $100 million unsecured term loan that matures in August 2012.

•	Closed a $136 million, non-recourse, 10-year mortgage loan on The American Cancer Society Center (formerly known as Inforum).
Other developments subsequent to quarter-end:
•	Announced the grand opening of The Avenue Murfreesboro, an 810,000 square foot open air retail center in suburban Nashville.

•	Closed a $180 million, non-recourse, 5-year mortgage loan on Terminus 100.

•	Through a newly-formed joint venture with First Landmark, USA, acquired land and commenced construction of Glenmore Garden Villas, a 71-unit town home condominium project in Charlotte, North Carolina.
     During the third quarter, the Company reversed the earnings on 21% of the condominium units at the 50 Biscayre project in Miami, which it had previously recognized under the percentage-of-completion method. This reversal reflects the Company’s belief that some units now under contract may not close, and under GAAP rules all profits were reversed on these units even though the Company will be entitled to retain significant earnest money in the event of any defaults and will have the opportunity to resell the units for a gain in the future. The after-tax effect of this non-cash adjustment was to reduce the Company’s earnings and FFO for the third quarter by $2.8 million, or $0.05 cents per share. Even though the Company believes some units may not close, the Company has not reduced its expected profit margin on this project.
     At September 30, 2007, the Company’s portfolio of operational office buildings was 91% leased, its portfolio of operational retail centers was 91% leased and its operational industrial building was 100% leased.
     At September 30, 2007, the Company and its joint ventures had 11 retail, office and industrial projects under development and redevelopment totaling 6.0 million Company-owned square feet, and two
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CUZ Reports Third Quarter Results

November 5, 2007
condominium projects under development containing a total of 665 units. The Company estimates the total cost of these projects will be approximately $1.3 billion and expects completion of these projects throughout the next four years. In addition, the Company and its joint ventures had 24 residential communities under various stages of development in which approximately 1,600 completed lots are in inventory and an additional 9,000 lots are available for future development and/or sale.
     “Aside from the continuing difficulties in the single-family residential market, the third quarter provided good opportunities for our Company. Most notably, we signed the Georgia DOT to the largest office lease in Atlanta this year, filling an important vacancy in our portfolio. The Retail Division began development of its first project in the Kansas City area and, after the quarter closed, it opened the Company’s largest Avenue project to date,” said Tom Bell, chairman and CEO of Cousins. “Including the financings at The American Cancer Society Center (formerly called Inforum) and Terminus 100, I think our recent activity puts us in a good position to take advantage of future opportunities as the real estate markets change.”
     The Condensed Consolidated Statements of Income, Condensed Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income Available to FFO, are attached to this press release. More detailed information on Net Income Available and FFO results is included in the “Net Income and Funds From Operations-Supplemental Detail” schedule which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Quarterly Disclosures” and “SEC Filings” links on the Investor Relations page of the Company’s Web site at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1972.
     The Company will conduct a conference call at 10:00 a.m. (Eastern Time) on Tuesday, November 6, 2007, to discuss the results of the quarter ended September 30, 2007. The number to call for this interactive teleconference is (913) 981-4900. A replay of the conference call will be available for 14 days by dialing (719) 457-0820 and entering the passcode 4787460. The Company will also provide an online Web simulcast and rebroadcast of its third quarter 2007 earnings release conference call. The live broadcast will be available through the “Q3 2007 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page of the Company’s Web site, as well as at www.streetevents.com and www.earnings.com. The rebroadcast will be available on the Investor Relations page of the Company’s Web site for 14 days.
     Cousins Properties Incorporated, headquartered in Atlanta, has extensive experience in the real estate industry including the development, acquisition, financing, management and leasing of properties. The property types that Cousins actively invests in include office, multi-family, retail, industrial and land development projects. The Company’s portfolio consists of interests in 7.7 million square feet of office space, 4.8 million square feet of retail space, 2.0 million square feet of industrial space, 718 for-sale units in three under-development multi-family projects, 24 residential
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CUZ Reports Third Quarter Results

November 5, 2007
communities under various stages of development, over 9,100 acres of strategically located land tracts, and significant land holdings for development of single-family residential communities. The Company also provides leasing and management services to third-party investors; its client-services portfolio comprises 12.1 million square feet of office and retail space. The Company is a fully integrated equity real estate investment trust (REIT) that has been public since 1962 and trades on the New York Stock Exchange under the symbol “CUZ.”. For more information on the Company, please visit its Web site at WWW.cousinsproperties.com.
     Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, including, but not limited to, general and local economic conditions, local real estate conditions (including the overall condition of the residential market), the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
REVENUES:
Rental property revenues	$30,664	$19,505	$80,293	$65,357
Fee income	10,513	7,321	28,439	23,457
Multi-family residential unit sales	20	1,026	20	22,741
Residential lot and outparcel sales	4,551	4,572	7,453	12,206
Interest and other	439	379	4,939	831

	46,187	32,803	121,144	124,592

COSTS AND EXPENSES:
Rental property operating expenses	12,573	8,054	33,931	24,969
General and administrative expenses	14,719	12,985	45,013	40,036
Depreciation and amortization	10,554	6,639	28,629	21,967
Multi-family residential unit cost of sales	23	1,346	(24)	19,081
Residential lot and outparcel cost of sales	3,344	3,425	5,684	8,926
Interest expense	3,265	2,625	3,796	11,119
Loss on extinguishment of debt	446	15,443	446	18,207
Other	1,054	414	2,172	1,349

	45,978	50,931	119,647	145,654

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES, MINORITY INTEREST AND INCOME FROM UNCONSOLIDATED JOINT VENTURES	209	(18,128)	1,497	(21,062)

BENEFIT (PROVISION) FOR INCOME TAXES FROM OPERATIONS	1,806	(7)	3,906	(4,301)

MINORITY INTEREST IN (INCOME) LOSS OF CONSOLIDATED SUBSIDIARIES	286	(899)	(1,418)	(3,290)

INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	(898)	142,355	6,911	162,882

INCOME FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	1,403	123,321	10,896	134,227

GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE INCOME TAX PROVISION	355	244	4,857	1,110

INCOME FROM CONTINUING OPERATIONS	1,758	123,565	15,753	135,339

DISCONTINUED OPERATIONS, NET OF APPLICABLE INCOME TAX PROVISION:
Income from discontinued operations	31	634	321	1,071
Gain on sale of investment properties	9,872	54,068	18,014	54,394

	9,903	54,702	18,335	55,465

NET INCOME	11,661	178,267	34,088	190,804

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,812)	(3,812)	(11,437)	(11,437)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$7,849	$174,455	$22,651	$179,367

PER SHARE INFORMATION — BASIC:
Income (loss) from continuing operations (after preferred dividends)	$(0.04)	$2.37	$0.09	$2.46
Income from discontinued operations	0.19	1.08	0.35	1.10

Basic net income available to common stockholders	$0.15	$3.45	$0.44	$3.56

PER SHARE INFORMATION — DILUTED:
Income (loss) from continuing operations (after preferred dividends)	$(0.04)	$2.29	$0.09	$2.38
Income from discontinued operations	0.19	1.04	0.34	1.06

Diluted net income available to common stockholders	$0.15	$3.33	$0.43	$3.44

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.37	$0.37	$1.11	$1.11

WEIGHTED AVERAGE SHARES	51,690	50,630	51,744	50,436

DILUTED WEIGHTED AVERAGE SHARES	51,690	52,428	53,214	52,106

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Net Income Available to Common Stockholders	$7,849	$174,455	$22,651	$179,367
Depreciation and amortization:
Consolidated properties	10,554	6,639	28,629	33,567
Discontinued properties	—	2,416	152	—
Share of unconsolidated joint ventures	1,133	2,932	3,302	7,010
Depreciation of furniture, fixtures and equipment and amortization of specifically identifiable intangible assets:
Consolidated properties	(760)	(702)	(2,018)	(2,391)
Share of unconsolidated joint ventures	(1)	(4)	(1)	(12)
Gain on sale of investment properties, net of applicable income tax provision:
Consolidated	(355)	(244)	(4,857)	(1,110)
Discontinued properties	(9,872)	(54,068)	(18,014)	(54,394)
Share of unconsolidated joint ventures	(1,231)	(133,192)	(1,197)	(134,246)
Gain (loss) on sale of undepreciated investment properties	(1)	179	12,539	914

Funds From Operations Available to Common Stockholders, as defined	$7,316	$(1,589)	$41,186	$28,705
Certain loss on extinguishment of debt	—	15,443	—	18,207

Funds From Operations Available to Common Stockholders, Excluding Loss on Extinguishment of Debt	$7,316	$13,854	$41,186	$46,912

Per Common Share — Basic:
Net Income Available	$.15	$3.45	$.44	$3.56

Funds From Operations	$.14	$(.03)	$.80	$.57

Funds From Operations, Excluding Loss on Extinguishment of Debt	$.14	$.27	$.80	$.93

Weighted Average Shares-Basic	51,690	50,630	51,744	50,436

Per Common Share — Diluted:
Net Income Available	$.15	$3.33	$.43	$3.44

Funds From Operations	$.14	$(.03)	$.77	$.55

Funds From Operations, Excluding Loss on Extinguishment of Debt	$.14	$.26	$.77	$.90

Weighted Average Shares-Diluted	52,778	52,428	53,214	52,106

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income (Loss) Available to Common Stockholders (“Net Income Available”) for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. The Company presented Funds From Operations Available to Common Stockholders, Excluding Loss on Extinguishment of Debt to exclude the effect of the loss incurred on debt transferred to a venture during the second quarter of 2006 and to defeasance costs on a mortgage loan repaid upon a property sale in the third quarter of 2006. The Company views the mark-to-market debt adjustments as components of the transactions and therefore believe they should be excluded from the FFO calculation.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based in part on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except share and per share amounts)

	September 30,	December 31,
	2007	2006
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $134,735 and $115,723 in 2007 and 2006, respectively	$650,342	$472,375
Operating properties held-for-sale	—	1,470
Land held for investment or future development	98,445	101,390
Projects under development	348,589	300,382
Residential lots under development	39,926	27,624

Total properties	1,137,302	903,241

CASH AND CASH EQUIVALENTS	4,997	11,538
RESTRICTED CASH	4,138	2,824
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts of $828 and $501 in 2007 and 2006, respectively	45,172	32,138
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	184,423	181,918
OTHER ASSETS	64,978	65,094

TOTAL ASSETS	$1,441,010	$1,196,753

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$557,557	$315,149
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	66,935	55,538
DEFERRED GAIN	170,420	154,104
DEPOSITS AND DEFERRED INCOME	4,955	2,062

TOTAL LIABILITIES	799,867	526,853

MINORITY INTERESTS	46,108	43,985

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
Common stock, $1 par value, 150,000,000 shares authorized, 54,799,115 and 54,439,310 shares issued in 2007 and 2006, respectively	54,799	54,439
Additional paid-in capital	347,168	336,974
Treasury stock at cost, 2,941,582 and 2,691,582 shares in 2007 and 2006, respectively	(72,593)	(64,894)
Cumulative undistributed net income	64,417	99,396
Accumulated other comprehensive income	1,244	—

TOTAL STOCKHOLDERS’ INVESTMENT	595,035	625,915

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,441,010	$1,196,753

COUSINS PROPERTIES INCORPORATED
KEY RATIOS AND SUPPLEMENTAL INFORMATION
(in thousands, except per share amounts, percentages and ratios)

		2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 3rd	2007 YTD

	NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	238,803	399,742	34,491	8,395	(3,483)	174,455	38,074	217,441	14,407	395	7,849	22,651

	FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”), EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT (4)	124,965	109,483	73,746	19,146	13,913	13,853	27,557	74,469	24,487	9,383	7,316	41,186

	BASIC WEIGHTED AVERAGE COMMON SHARES	48,313	49,005	49,989	50,289	50,385	50,630	51,306	50,655	51,719	51,825	51,690	51,744
	DILUTED WEIGHTED AVERAGE COMMON SHARES	49,415	51,016	51,747	52,002	52,031	52,428	53,286	52,513	53,596	53,306	52,778	53,214
	NET INCOME (LOSS) PER COMMON SHARE — BASIC	4.94	8.16	0.69	0.17	(0.07)	3.45	0.74	4.29	0.28	0.01	0.15	0.44
	NET INCOME (LOSS) PER COMMON SHARE — DILUTED	4.83	7.84	0.67	0.16	(0.07)	3.33	0.72	4.14	0.27	0.01	0.15	0.43
	FFO PER COMMON SHARE — BASIC (4)	2.59	2.23	1.48	0.38	0.28	0.27	0.54	1.47	0.47	0.18	0.14	0.80
	FFO PER COMMON SHARE — DILUTED (4)	2.53	2.15	1.43	0.37	0.27	0.26	0.52	1.42	0.46	0.18	0.14	0.77
(H)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	14,507	19,258	9,439	3,158	5,120	3,907	1,236	13,421	6,897	6,455	4,087	17,439
	REGULAR COMMON DIVIDENDS	71,694	72,869	74,649	18,760	18,788	18,839	19,108	75,495	19,194	19,251	19,185	57,630
	SPECIAL COMMON DIVIDEND	100,544	356,493	—	—	—	—	175,470	175,470	—	—	—	—
	REGULAR COMMON DIVIDENDS PER SHARE	1.48	1.48	1.48	0.37	0.37	0.37	0.37	1.48	0.37	0.37	0.37	1.11
	SPECIAL COMMON DIVIDEND PER SHARE	2.07	7.15	—	—	—	—	3.40	3.40	—	—	—	—
	COMMON STOCK PRICE AT PERIOD END	30.60	30.27	28.30	33.43	30.93	34.21	35.27	35.27	32.86	29.01	29.36	29.36
	NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	48,835	50,092	50,665	50,732	50,873	51,518	51,748	51,748	52,018	51,793	51,858	51,858
	PREFERRED STOCK — SERIES A — PRICE AT PERIOD END	27.25	26.15	25.75	25.54	24.96	25.85	25.90	25.90	25.64	26.00	24.90	24.90
	NUMBER OF PREFERRED SHARES — SERIES A - OUTSTANDING AT PERIOD END	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000
	PREFERRED STOCK — SERIES B — PRICE AT PERIOD END	—	25.00	25.40	25.38	25.00	25.42	25.53	25.53	25.82	24.95	23.98	23.98
	NUMBER OF PREFERRED SHARES — SERIES B — OUTSTANDING AT PERIOD END	—	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000
	COMMON EQUITY MARKET CAPITALIZATION	1,494,351	1,516,285	1,433,820	1,695,971	1,573,502	1,762,431	1,825,152	1,825,152	1,709,311	1,502,515	1,522,551	1,522,551
	PREFERRED EQUITY MARKET CAPITALIZATION	109,000	204,600	204,600	203,680	199,840	205,080	205,720	205,720	205,840	203,800	195,520	195,520
(A)	ADJUSTED DEBT (1)	697,050	350,346	514,560	597,460	470,662	350,780	376,516	376,516	436,009	558,816	645,219	645,219

	TOTAL MARKET CAPITALIZATION	2,300,401	2,071,231	2,152,980	2,497,111	2,244,004	2,318,291	2,407,388	2,407,388	2,351,160	2,265,131	2,363,289	2,363,289

	ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	30%	17%	24%	24%	21%	15%	16%	16%	19%	25%	27%	27%
(A)	RECOURSE DEBT (1)	20,697	50,238	196,824	279,577	174,552	197,095	226,855	226,855	282,264	394,356	340,480	340,480
	RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	1%	2%	9%	11%	8%	9%	9%	9%	12%	17%	14%	14%
	COMMON EQUITY MARKET CAPITALIZATION	1,494,351	1,516,285	1,433,820	1,695,971	1,573,502	1,762,431	1,825,152	1,825,152	1,709,311	1,502,515	1,522,551	1,522,551
	PREFERRED EQUITY MARKET CAPITALIZATION	109,000	204,600	204,600	203,680	199,840	205,080	205,720	205,720	205,840	203,800	195,520	195,520
(A)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	783,638	438,050	615,645	698,263	574,844	454,661	487,234	487,234	549,934	676,515	762,981	762,981

	TOTAL MARKET CAPITALIZATION	2,386,989	2,158,935	2,254,065	2,597,914	2,348,186	2,422,172	2,518,106	2,518,106	2,465,085	2,382,830	2,481,051	2,481,051

	TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	33%	20%	27%	27%	24%	19%	19%	19%	22%	28%	31%	31%
(B)	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S)(1)	45,774	31,656	11,908	4,448	5,581	3,703	921	14,653	714	1,242	4,089	6,045
	FFO BEFORE INTEREST	170,739	141,139	85,654	23,594	19,494	17,556	28,478	89,122	25,201	10,624	11,406	47,231
	INTEREST EXPENSE COVERAGE RATIO	3.73	4.46	7.19	5.30	3.49	4.74	30.92	6.08	35.30	8.55	2.79	7.81
(C)	FIXED CHARGES (excluding preferred dividends)(1)	59,580	43,854	20,505	7,444	8,130	5,926	2,589	24,089	3,000	2,604	4,878	10,482
	FFO PLUS FIXED CHARGES (excluding preferred dividends)	171,338	131,854	86,337	23,773	19,672	17,686	28,506	89,637	25,229	10,652	11,434	47,315
	FIXED CHARGE COVERAGE RATIO (excluding preferred dividends)	2.88	3.22	4.21	3.19	2.42	2.98	11.01	3.72	8.41	4.09	2.34	4.51
(C)	FIXED CHARGES (including preferred dividends)(1)	62,938	51,896	35,755	11,257	11,942	9,738	6,402	39,339	6,813	6,416	8,691	21,920
	FFO PLUS FIXED CHARGES (including preferred dividends)	174,696	139,896	101,587	27,586	23,484	21,498	32,319	104,887	29,042	14,464	15,247	58,753
	FIXED CHARGE COVERAGE RATIO (including preferred dividends)	2.78	2.87	2.84	2.45	1.97	2.21	5.05	2.67	4.26	2.25	1.75	2.68

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 3rd	2007 YTD

	CONSOLIDATED ENTITY FFO AND NET INCOME:

(D)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
	OPERATING EXPENSES (1):
	OFFICE:
	3100 WINDY HILL RD	2,988	2,974	2,944	722	733	717	504	2,676	(256)	(281)	(264)	(801)
	100 NORTH POINT CENTER EAST	73	1,010	1,020	221	276	253	285	1,035	309	312	348	969
	200 NORTH POINT CENTER EAST	23	417	363	233	192	212	202	839	322	356	406	1,084
	333 NORTH POINT CENTER EAST	1,398	1,036	1,395	321	269	304	289	1,183	320	334	319	973
	555 NORTH POINT CENTER EAST	1,541	945	1,506	401	458	451	461	1,771	466	462	474	1,402
	615 PEACHTREE STREET	1,919	1,395	757	20	74	(53)	(69)	(28)	(12)	(11)	0	(23)
	LAKESHORE PARK PLAZA	1,231	1,459	722	200	209	219	294	922	388	459	436	1,283
	AMERICAN CANCER SOCIETY CENTER (FORMERLY INFORUM)	13,843	12,808	11,376	2,936	2,887	2,844	3,107	11,774	2,678	2,436	3,454	8,568
	600 UNIVERSITY PARK PLACE	1,871	1,797	1,701	355	250	257	245	1,107	324	426	400	1,149
	THE POINTS AT WATERVIEW	1,778	1,949	1,872	584	530	521	489	2,124	508	549	552	1,610
	ONE GEORGIA CENTER	2,913	1,369	(1,361)	35	(9)	(174)	(71)	(219)	140	(98)	38	81
	GALLERIA 75	0	899	1,036	281	240	200	176	897	181	158	168	508
	SONO RENAISSANCE	0	38	270	66	66	60	31	223	43	44	52	140
	ATHEROGENICS	1,181	1,222	1,241	313	316	317	317	1,263	319	318	322	960
	INHIBITEX	0	0	666	228	229	230	230	917	230	226	229	685
	MERIDIAN MARK PLAZA	4,153	4,224	4,487	1,128	1,147	1,110	1,090	4,475	1,135	1,053	1,065	3,253
	COSMOPOLITAN CENTER	0	0	0	0	0	43	(30)	13	52	14	132	198
	191 PEACHTREE	0	0	0	0	0	402	1,562	1,964	2,199	2,036	2,555	6,791
	221 PEACHTREE CENTER GARAGE	0	0	0	0	0	0	0	0	0	128	222	350
	TERMINUS 100	0	0	0	0	0	0	0	0	0	120	1,783	1,904

	SUBTOTAL	34,912	33,542	29,995	8,044	7,868	7,913	9,112	32,936	9,346	9,043	12,693	31,081

	RETAIL:
	THE AVENUE EAST COBB	5,424	5,635	5,715	1,502	1,580	(23)	(5)	3,054	(2)	(10)	(20)	(32)
	THE AVENUE PEACHTREE CITY	3,029	3,430	3,673	933	885	(3)	0	1,815	0	(15)	13	(2)
	THE AVENUE WEST COBB	655	3,925	4,361	1,148	1,072	5	(30)	2,195	(7)	18	(16)	(4)
	AVENUE VIERA	0	189	2,726	713	1,047	(6)	(13)	1,741	(16)	(32)	9	(39)
	VIERA MARKET CENTER	0	0	148	152	121	(10)	0	263	(6)	2	(47)	(51)
	THE AVENUE CARRIAGE CROSSING	0	0	743	1,212	1,413	1,553	1,657	5,835	1,775	1,748	1,662	5,185
	SAN JOSE MARKETCENTER	0	0	0	220	1,006	1,223	1,397	3,846	1,422	1,612	1,705	4,739
	THE AVENUE WEBB GIN	0	0	0	0	0	616	1,037	1,653	1,276	1,271	1,533	4,080

	SUBTOTAL	9,108	13,179	17,366	5,880	7,124	3,355	4,043	20,402	4,442	4,594	4,840	13,877

	INDUSTRIAL:
	KING MILL	0	0	0	0	(1)	217	189	405	306	301	297	904
	LAKESIDE 20	0	0	0	0	0	0	0	0	31	231	302	564

	SUBTOTAL	0	0	0	0	(1)	217	189	405	337	532	599	1,468

	OTHER RENTAL OPERATIONS:
	OTHER	0	(1)	(6)	22	0	(34)	20	8	(12)	(11)	(41)	(64)

	SUBTOTAL	0	(1)	(6)	22	0	(34)	20	8	(12)	(11)	(41)	(64)

	PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	15,359	7,615	2	0	0	0	0	0	0	0	0	0

	TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	59,379	54,335	47,357	13,946	14,991	11,451	13,364	53,752	14,113	14,158	18,091	46,362

(E)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES
	LESS RENTAL PROPERTY OPERATING EXPENSES (1):
	GA 400 LAND LEASES	1,399	1,463	1,432	395	372	365	405	1,537	123	1	2	126
	FROST BANK TOWER	0	3,486	5,123	1,578	1,527	1,505	(62)	4,548	1	10	(6)	5
	THE AVENUE OF THE PENINSULA	4,572	4,213	4,446	1,253	1,890	1,095	876	5,114	11	62	2	75
	3301 WINDY RIDGE PARKWAY	1,555	1,659	1,693	247	26	80	97	450	102	104	22	228
	OTHER	52,641	15,760	718	19	17	5	0	41	0	9	0	9

	TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	60,167	26,581	13,412	3,492	3,832	3,050	1,316	11,690	237	186	20	443

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 3rd	2007 YTD

	RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO:
(G)	OUTPARCEL SALES NET OF COST OF SALES — WHOLLY OWNED (1)	120	471	1,367	0	62	798	796	1,656	0	0	768	768

(G)	TRACT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	7,270	29,627	15,483	740	(5)	179	1,567	2,481	4,355	0	0	4,355
(G)	TRACT SALES NET OF COST OF SALES — JOINT VENTURES (1)	472	2,198	3,390	4,164	294	59	2,158	6,675	0	463	0	463

	TOTAL TRACT & OUTPARCEL SALES NET OF COS	7,742	31,825	18,873	4,904	289	238	3,725	9,156	4,355	463	0	4,818

(G)	OTHER INVESTMENT PROPERTY NET OF COST OF SALES — WHOLLY OWNED (1)	0	0	0	0	0	0	11,867	11,867	8,185	0	(1)	8,184

	TOTAL OTHER INVESTMENT PROPERTY SALES NET OF COS	0	0	0	0	0	0	11,867	11,867	8,185	0	(1)	8,184

(G)	LOT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	2,803	4,222	4,162	1,302	769	349	457	2,877	218	344	440	1,002
(G)	LOT SALES NET OF COST OF SALES — JOINT VENTURES (1)	3,428	6,993	10,479	2,089	2,074	1,558	2,496	8,217	406	771	407	1,585

	TOTAL LOT SALES NET OF COS	6,231	11,215	14,641	3,391	2,843	1,907	2,953	11,094	624	1,115	848	2,587

(G)	INTEREST — JOINT VENTURE (1)	0	(135)	(152)	(175)	(37)	(36)	(36)	(284)	(35)	(35)	(83)	(153)
(G)	OTHER — JOINT VENTURE (1)	(156)	(226)	(590)	(176)	5	(34)	(176)	(381)	(141)	(51)	(237)	(429)

	TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO	13,937	43,150	34,139	7,944	3,162	2,873	19,129	33,108	12,988	1,492	1,295	15,775

	MULTI-FAMILY FFO:
(I)	MULTI-FAMILY SALES NET OF COST OF SALES — CONSOLIDATED (1)	0	0	1,828	1,221	2,759	(320)	71	3,731	0	47	(4)	43
(I)	MULTI-FAMILY SALES NET OF COST OF SALES — JOINT VENTURES (1)	0	0	7,182	1,797	2,629	2,986	2,931	10,343	2,424	1,804	(3,345)	883

	TOTAL MULTI-FAMILY FFO	0	0	9,010	3,018	5,388	2,666	3,002	14,074	2,424	1,851	(3,349)	926

	DEVELOPMENT INCOME	2,870	3,310	3,056	1,752	825	772	1,236	4,585	574	2,204	1,568	4,345

	MANAGEMENT FEES	19,140	21,931	24,058	5,742	5,542	5,942	7,211	24,437	6,354	6,698	6,043	19,095

	LEASING & OTHER FEES	6,991	4,463	8,084	887	1,388	607	3,561	6,443	1,138	958	2,902	4,998

	TERMINATION FEES	1,810	2,132	545	2,699	36	196	0	2,931	3,557	664	(14)	4,207

	INTEREST INCOME & OTHER	3,940	2,528	1,886	(38)	55	183	542	742	122	176	464	762

	GENERAL & ADMINISTRATIVE EXPENSES:
	GENERAL & ADMINISTRATIVE EXPENSES	(29,464)	(33,515)	(39,190)	(9,336)	(9,342)	(8,479)	(12,355)	(39,512)	(9,993)	(10,638)	(9,954)	(30,585)
	THIRD PARTY MANAGEMENT DIRECT OPERATING EXPENSES	(10,763)	(13,414)	(16,628)	(4,239)	(4,134)	(4,506)	(6,201)	(19,080)	(4,697)	(4,966)	(4,764)	(14,427)

	TOTAL GENERAL & ADMINISTRATIVE EXPENSES	(40,227)	(46,929)	(55,818)	(13,575)	(13,476)	(12,985)	(18,556)	(58,592)	(14,690)	(15,604)	(14,718)	(45,012)

	INTEREST EXPENSE CONSOLIDATED:
	2005 CREDIT FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	0	0	(781)	(3,494)	(2,680)	(1,797)	(8,752)	(2,732)	(3,578)	(1,704)	(8,014)
	2005 TERMINUS CONSTRUCTION FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	0	0	(118)	(664)	(836)	(980)	(2,598)	(1,072)	(1,265)	(910)	(3,246)
	BRIDGE LOAN — FLOATING @ LIBOR + .75%	0	0	0	0	0	0	0	0	0	0	(907)	(907)
	2007 CREDIT FACILITY — FLOATING @ LIBOR + .75% to 1.25%	0	0	0	0	0	0	0	0	0	0	(1,795)	(1,795)
	UNSECURED TERM LOAN — FLOATING @ LIBOR + .70% to 1.20%	0	0	0	0	0	0	0	0	0	0	(560)	(560)
	THE AMERICAN CANCER SOCIETY CENTER (FORMERLY THE INFORUM) — 6.45%	0	0	0	0	0	0	0	0	0	0	(756)	(756)
	333 & 555 NORTH POINT CENTER DEBT — 7%	(2,246)	(2,207)	(2,165)	(534)	(532)	(529)	(526)	(2,121)	(523)	(520)	(516)	(1,559)
	MERIDIAN MARK PLAZA DEBT — 8.27%	(2,074)	(2,048)	(2,021)	(501)	(498)	(498)	(494)	(1,991)	(493)	(491)	(489)	(1,472)
	600 UNIVERSITY PARK DEBT — 7.38%	(1,032)	(1,020)	(1,009)	(250)	(249)	(248)	(248)	(995)	(247)	(246)	(245)	(738)
	100 NORTH POINT CENTER EAST DEBT — 5.39%	(79)	(932)	(932)	(230)	(232)	(235)	(235)	(932)	(231)	(208)	(170)	(610)
	200 NORTH POINT CENTER EAST DEBT — 5.39%	(70)	(826)	(826)	(204)	(206)	(208)	(208)	(826)	(205)	(191)	(170)	(566)
	LAKESHORE PARK PLAZA DEBT — 6.78%	(682)	(666)	(648)	(160)	(158)	(157)	(156)	(631)	(155)	(154)	(152)	(461)
	905 JUNIPER DEBT	0	0	(155)	(194)	(157)	0	0	(351)	0	0	0	0
	KING MILL DEBT — 9%	0	0	(34)	(44)	(52)	(92)	(105)	(293)	(109)	(114)	(121)	(345)
	JEFFERSON MILL DEBT — 9%	0	0	0	0	0	(1)	(22)	(23)	(40)	(53)	(62)	(154)
	WATERVIEW DEBT — 5.66%	0	0	(11)	(265)	(264)	(261)	(261)	(1,051)	(284)	(263)	(262)	(809)
	BANK OF AMERICA PLAZA FINANCING — 6.9575%	(10,718)	(10,406)	(10,197)	(2,485)	(2,501)	(2,461)	0	(7,447)	0	(2)	0	(2)
	THE AVENUE EAST COBB DEBT — 8.39%	(3,220)	(3,188)	(3,153)	(782)	(764)	0	0	(1,546)	0	0	0	0
	CREDIT FACILITY — FLOATING @ LIBOR + .90% to 1.50%	0	(764)	(3,979)	(2,103)	0	0	0	(2,103)	0	0	0	0
	OTHER	(12,138)	(6,594)	(1,157)	(4)	(3)	(2)	(3)	(12)	0	(2)	(2)	(4)
	CAPITALIZED	9,683	14,028	17,193	5,041	4,894	5,583	5,035	20,553	6,091	6,555	5,556	18,202

	TOTAL INTEREST EXPENSE CONSOLIDATED	(22,576)	(14,623)	(9,094)	(3,614)	(4,880)	(2,625)	0	(11,119)	0	(531)	(3,265)	(3,796)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 3rd	2007 YTD

		OTHER EXPENSES — CONTINUING OPERATIONS:
		LOSS ON EXTINGUISHMENT OF DEBT (NOT ASSOCIATED WITH PROPERTY SALE)	0	0	0	0	0	0	0	0	0	0	(446)	(446)
		PROPERTY TAXES	(768)	(664)	(754)	(189)	(170)	(203)	38	(524)	(187)	165	(230)	(252)
		MINORITY INTEREST EXPENSE	(1,613)	(1,417)	(3,037)	(1,078)	(1,313)	(899)	(840)	(4,130)	(862)	(842)	285	(1,418)
		PREDEVELOPMENT & OTHER	(1,677)	(1,284)	(568)	(265)	(311)	(212)	(1,499)	(2,287)	(173)	(924)	(824)	(1,921)

		TOTAL OTHER EXPENSES	(4,058)	(3,365)	(4,359)	(1,532)	(1,794)	(1,314)	(2,301)	(6,941)	(1,222)	(1,601)	(1,215)	(4,038)

(E	)	OTHER EXPENSES — DISCONTINUED OPERATIONS:	(10,083)	(5,870)	0	0	0	0	0	0	0	0	0	0

		INCOME TAX (PROVISION)/BENEFIT:
		CONTINUING OPERATIONS	(2,596)	(2,744)	(7,756)	(2,370)	(1,924)	(7)	108	(4,193)	1,027	1,073	1,807	3,907
(E	)	DISCONTINUED OPERATIONS (1)	0	0	(126)	0	(2)	0	0	(2)	0	0	0	0

		TOTAL INCOME TAX (PROVISION)/BENEFIT	(2,596)	(2,744)	(7,882)	(2,370)	(1,926)	(7)	108	(4,195)	1,027	1,073	1,807	3,907

		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS:
		CONSOLIDATED	(2,511)	(2,652)	(2,951)	(821)	(868)	(702)	(520)	(2,911)	(501)	(758)	(761)	(2,020)

		TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,511)	(2,652)	(2,951)	(821)	(868)	(702)	(520)	(2,911)	(501)	(758)	(761)	(2,020)

(F	)	JOINT VENTURE FFO (EXCLUDING TEMCO, CL REALTY, PINE MOUNTAIN BUILDERS, 905 JUNIPER, 50 BISCAYNE, HANDY ROAD & VERDE) (1):
		CP VENTURE TWO LLC	1,095	1,861	1,722	423	458	432	412	1,725	436	425	404	1,265
		CP VENTURE FIVE LLC	0	0	0	0	49	2,332	1,468	3,849	609	683	589	1,881
		TEN PEACHTREE PLACE ASSOCIATES	1,539	1,533	1,506	385	397	344	307	1,433	296	312	299	907
		CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)	15,789	15,281	14,918	3,708	3,756	3,668	160	11,292	18	(19)	16	15
		CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	1,208	1,208	1,191	302	302	302	302	1,208	302	302	302	906
		CRAWFORD LONG — CPI, LLC	1,685	1,447	1,865	486	501	518	502	2,007	515	524	532	1,571
		AVENUE MURFREESBORO	0	0	0	0	0	0	0	0	0	0	79	79
		OTHER	20,824	13,948	6,351	125	(13)	(38)	127	201	3	1	40	44

		TOTAL SHARE OF JOINT VENTURE FFO	42,140	35,278	27,553	5,429	5,450	7,558	3,278	21,715	2,179	2,228	2,261	6,669

		PREFERRED STOCK DIVIDENDS	(3,358)	(8,042)	(15,250)	(3,813)	(3,812)	(3,812)	(3,813)	(15,250)	(3,813)	(3,812)	(3,813)	(11,438)

		FFO AVAILABLE TO COMMON STOCKHOLDERS, EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT (4)	124,965	109,483	73,746	19,146	13,913	13,853	27,557	74,469	24,487	9,383	7,316	41,186

		LOSS ON EXTINGUISHMENT OF DEBT	0	(605)	0	0	(2,764)	(15,443)	0	(18,207)	0	0	0	0

		FFO AVAILABLE TO COMMON STOCKHOLDERS, AS DEFINED	124,965	108,878	73,746	19,146	11,149	(1,590)	27,557	56,262	24,487	9,383	7,316	41,186

		GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
		CONTINUING OPERATIONS	100,558	118,056	15,733	805	61	244	1,902	3,012	4,440	40	355	4,835
(G	)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	(7,270)	(29,627)	(15,483)	(740)	5	(179)	(13,434)	(14,348)	(12,540)	0	1	(12,539)
		DISCONTINUED OPERATIONS	93,459	81,927	1,037	191	135	54,068	32,101	86,495	8,164	0	9,872	18,036
		SHARE OF UNCONSOLIDATED JOINT VENTURES	0	176,265	1,935	1,053	1	133,192	1,372	135,618	(44)	10	1,232	1,198

		TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	186,747	346,621	3,222	1,309	202	187,325	21,941	210,777	20	50	11,460	11,530

		DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
		CONSOLIDATED	(30,614)	(27,101)	(23,999)	(6,858)	(6,782)	(5,936)	(9,017)	(28,593)	(8,854)	(7,962)	(9,794)	(26,610)
(E	)	DISCONTINUED OPERATIONS	(21,030)	(12,776)	(9,636)	(3,144)	(6,040)	(2,416)	(586)	(12,186)	(165)	13	0	(152)
		SHARE OF UNCONSOLIDATED JOINT VENTURES	(21,265)	(15,880)	(8,842)	(2,058)	(2,012)	(2,928)	(1,821)	(8,819)	(1,081)	(1,089)	(1,133)	(3,303)

		TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(72,909)	(55,757)	(42,477)	(12,060)	(14,834)	(11,280)	(11,424)	(49,598)	(10,100)	(9,038)	(10,927)	(30,065)

		NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	238,803	399,742	34,491	8,395	(3,483)	174,455	38,074	217,441	14,407	395	7,849	22,651

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS—SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 3rd	2007 YTD

COUSINS’ SHARE OF CP VENTURE TWO LLC (2):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
COUSINS’ SHARE OF CP VENTURE TWO LLC -OFFICE PORTFOLIO	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%
OFFICE:
FIRST UNION TOWER	339	322	8	—	—	—	—	—	—	—	—	—
GRANDVIEW II	271	276	196	48	49	50	10	157	—	(1)	—	(1)
100 NORTH POINT CENTER EAST	142	—	—	—	—	—	—	—	—	—	—	—
200 NORTH POINT CENTER EAST	55	1	—	—	—	—	—	—	—	—	—	—
PRESBYTERIAN MEDICAL PLAZA	117	106	111	28	25	27	26	106	28	30	24	82

SUBTOTAL OFFICE	924	705	315	76	74	77	36	263	28	29	24	81

COUSINS’ SHARE OF CP VENTURE TWO LLC -RETAIL PORTFOLIO	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%

RETAIL:
NORTH POINT MARKETCENTER	593	591	649	159	177	159	173	668	156	154	155	465
MANSELL CROSSING II	138	141	144	38	39	37	39	153	34	36	—	70
GREENBRIER MARKETCENTER	519	518	517	134	139	134	127	534	128	121	135	384
LOS ALTOS MARKETCENTER	356	363	354	85	88	83	102	358	89	89	89	267

SUBTOTAL RETAIL	1,606	1,613	1,664	416	443	413	441	1,713	407	400	379	1,186

TOTAL REVENUES LESS OPERATING EXPENSES	2,530	2,318	1,979	492	517	490	477	1,976	435	429	403	1,267

INTEREST EXPENSE	(442)	(248)	(240)	(59)	(58)	(58)	(56)	(231)	—	—	—	—
OTHER, NET	(8)	0	(17)	(10)	(1)	0	(9)	(20)	1	(4)	1	(2)
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(985)	(209)	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,095	1,861	1,722	423	458	432	412	1,725	436	425	404	1,265
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,119)	(852)	(667)	(204)	(169)	(166)	(131)	(670)	(123)	(123)	(115)	(361)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	736	736	0	0	1,231	1,231

NET INCOME (LOSS)	(24)	1,009	1,055	219	289	266	1,017	1,791	313	302	1,520	2,135

COUSINS’ SHARE OF CP VENTURE FIVE (2):					50.84%	50.41%	30.53%	40.63%	11.50%	11.50%	11.50%	11.50%

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
THE AVENUE EAST COBB	0	0	0	0	19	871	492	1,382	201	255	156	612
THE AVENUE PEACHTREE CITY	0	0	0	0	10	485	348	843	132	122	123	377
THE AVENUE WEST COBB	0	0	0	0	16	728	388	1,132	158	179	184	521
AVENUE VIERA	0	0	0	0	12	544	391	947	155	159	155	469
VIERA MARKET CENTER	0	0	0	0	1	94	103	198	51	52	54	157

TOTAL REVENUES LESS OPERATING EXPENSES	0	0	0	0	58	2,722	1,722	4,502	697	767	672	2,136
INTEREST EXPENSE	0	0	0	0	(9)	(390)	(235)	(634)	(88)	(88)	(87)	(263)
OTHER, NET	0	0	0	0	0	0	(19)	(19)	0	4	4	8

FUNDS FROM OPERATIONS	0	0	0	0	49	2,332	1,468	3,849	609	683	589	1,881
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	(20)	(965)	(1,033)	(2,018)	(298)	(332)	(331)	(961)
NET INCOME (LOSS)	0	0	0	0	29	1,367	435	1,831	311	351	258	920

COUSINS’ SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,662	2,211	2,326	588	599	544	508	2,239	496	511	497	1,504
INTEREST EXPENSE	(123)	(678)	(820)	(203)	(202)	(200)	(201)	(806)	(200)	(199)	(198)	(597)

FUNDS FROM OPERATIONS	1,539	1,533	1,506	385	397	344	307	1,433	296	312	299	907
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,007)	(1,134)	(1,128)	(282)	(246)	(282)	(250)	(1,060)	(271)	(250)	(270)	(791)

NET INCOME	532	399	378	103	151	62	57	373	25	62	29	116

COUSINS’ SHARE OF CSC ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	15,789	15,298	14,934	3,712	3,760	3,672	160	11,304	18	(19)	16	15
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(17)	(16)	(4)	(4)	(4)	0	(12)	0	0	0	0

FUNDS FROM OPERATIONS	15,789	15,281	14,918	3,708	3,756	3,668	160	11,292	18	(19)	16	15
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET				0	0	133,185	604	133,789	(43)	8	0	(35)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,885)	(3,795)	(3,956)	(989)	(992)	(992)	0	(2,973)	0	0	0	0

NET INCOME (LOSS)	11,904	11,486	10,962	2,719	2,764	135,861	764	142,108	(25)	(11)	16	(20)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 3rd	2007 YTD

COUSINS’ SHARE OF GATEWAY VILLAGE (2) (3):

REVENUES LESS OPERATING EXPENSES	1,208	1,208	1,191	302	302	302	302	1,208	302	302	302	906
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,208	1,208	1,191	302	302	302	302	1,208	302	302	302	906
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(32)	(32)	(33)	(8)	(8)	(8)	(8)	(32)	(8)	(8)	(8)	(24)

NET INCOME	1,176	1,176	1,158	294	294	294	294	1,176	294	294	294	882

COUSINS’ SHARE OF CRAWFORD LONG — CPI (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	2,717	3,071	3,467	883	896	912	895	3,586	906	913	920	2,739
INTEREST EXPENSE	(1,032)	(1,624)	(1,602)	(397)	(395)	(394)	(393)	(1,579)	(391)	(389)	(388)	(1,168)

FUNDS FROM OPERATIONS	1,685	1,447	1,865	486	501	518	502	2,007	515	524	532	1,571
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,306)	(1,352)	(1,447)	(367)	(367)	(367)	(367)	(1,468)	(347)	(340)	(336)	(1,023)

NET INCOME	379	95	418	119	134	151	135	539	168	184	196	548

COUSINS’ SHARE OF AVENUE MURFREESBORO:											50%	50%

REVENUES LESS OPERATING EXPENSES	0	0	0	0	0	0	0	0	0	0	147	147
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	(68)	(68)

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	0	0	79	79
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	(38)	(38)

NET INCOME	0	0	0	0	0	0	0	0	0	0	41	41

COUSINS’ SHARE OF 905 JUNIPER, LLC:			72%

MULTI-FAMILY SALES, NET OF COS	0	0	514	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	514	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	514	0	0	0	0	0	0	0	0	0

COUSINS’ SHARE OF 50 BISCAYNE, LLC:			40%	40%	40%	40%	40%	40%	40%	40%	40%	40%

MULTI-FAMILY SALES, NET OF COS	0	0	6,515	1,745	2,279	3,325	2,823	10,172	2,289	1,676	(3,460)	505
OTHER, NET	0	0	153	52	350	(339)	108	171	135	128	115	378

FUNDS FROM OPERATIONS	0	0	6,668	1,797	2,629	2,986	2,931	10,343	2,424	1,804	(3,345)	883
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	6,668	1,797	2,629	2,986	2,931	10,343	2,424	1,804	(3,345)	883

COUSINS’ SHARE OF OTHER (2):

REVENUES LESS OPERATING EXPENSES	33,313	24,903	940	59	4	(9)	(25)	29	(1)	8	49	56
INTEREST EXPENSE	(12,142)	(8,478)	0	0	0	0	0	0	0	0	0	0
OTHER, NET	238	791	5,411	66	(17)	(29)	152	172	4	(7)	(8)	(11)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(34)	(18)	0	0	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	(3,250)	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(551)	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	20,824	13,948	6,351	125	(13)	(38)	127	201	3	1	41	45
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(13,916)	(8,626)	(1,058)	(4)	(4)	(5)	(5)	(18)	(5)	(4)	(5)	(14)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	176,265	1,935	1,053	1	7	32	1,093	(1)	0	0	(1)

NET INCOME	6,908	181,587	7,228	1,174	(16)	(36)	154	1,276	(3)	(3)	36	30

COUSINS’ SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	3,201	5,336	4,092	3,877	785	284	2,577	7,523	82	228	134	444
INTEREST EXPENSE	0	(135)	(152)	(37)	(37)	(36)	(36)	(146)	(35)	(35)	(35)	(105)
OTHER, NET	(64)	(6)	105	11	104	33	(23)	125	(45)	61	16	32

FUNDS FROM OPERATIONS	3,137	5,195	4,045	3,851	852	281	2,518	7,502	2	254	115	371
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(88)	(114)	(29)	(29)	(29)	(27)	(114)	(29)	(31)	(30)	(90)

NET INCOME	3,137	5,107	3,931	3,822	823	252	2,491	7,388	(27)	223	85	281

COUSINS’ SHARE OF CL REALTY, LLC (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	701	3,457	9,052	2,251	1,272	1,152	1,954	6,629	330	976	280	1,586
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	(48)	(48)
OTHER, NET	(94)	(220)	(150)	(48)	(54)	49	(84)	(137)	(53)	(58)	(210)	(321)

FUNDS FROM OPERATIONS	607	3,237	8,902	2,203	1,218	1,201	1,870	6,492	277	918	22	1,217
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	607	3,237	8,902	2,203	1,218	1,201	1,870	6,492	277	918	22	1,217

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 3rd	2007 YTD

COUSINS’ SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):		50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	398	725	125	311	181	122	739	(5)	31	(7)	19
OTHER, NET	0	0	0	0	0	0	0	0	0	(13)	0	(13)

FUNDS FROM OPERATIONS	0	398	725	125	311	181	122	739	(5)	18	(7)	6
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	398	725	125	311	181	122	739	(5)	18	(7)	6

COUSINS’ SHARE OF HANDY ROAD ASSOCIATES, LLC (2):				50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	(138)	0	0	0	(138)	0	0	0	0
OTHER, NET	0	0	0	(21)	(39)	(26)	(69)	(155)	(43)	(41)	(43)	(127)

FUNDS FROM OPERATIONS	0	0	0	(159)	(39)	(26)	(69)	(293)	(43)	(41)	(43)	(127)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	0	0	0	(159)	(39)	(26)	(69)	(293)	(43)	(41)	(43)	(127)

COUSINS’ SHARE OF VERDE GROUP, LLC (2):			4.94%	5%	4.91%	3.00%	N/A	N/A	N/A	N/A	N/A	N/A

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	(483)	(118)	(6)	(90)	0	(214)	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(62)	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	(545)	(118)	(6)	(90)	0	(214)	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(439)	(175)	(178)	(114)	0	(467)	0	0	0	0

NET INCOME (LOSS)	0	0	(984)	(293)	(184)	(204)	0	(681)	0	0	0	0

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)
          FOOTNOTES

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(3)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 6 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

(4)	FFO Available to Common Stockholders, excluding loss on extinguishment of debt excludes the effect of the mark-to-market adjustment resulting from the CP Venture Five, LLC transaction during the second quarter 2006 and the loss incurred in defeasing the note associated with the sale of Bank of America Plaza during the third quarter 2006. The Company views these charges as components of the sale or exchange of real estate and therefore believes the losses should be excluded from the FFO calculation. See further detail in Discussion of Non-GAAP Financial Measures herein.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of September 30, 2007
($ in thousands)

									Actual or
	Company	Total	Leased GLA (%)				Cousins’	Cousins’	Projected Dates
	Owned	Project	Total Project		Cousins’	Approximate	Share of	Investment	for Completion and
Project	GLA (2)	GLA (3)	(fully executed)		Ownership %	Total Cost	Total Cost	@ 9/30/07	Fully Operational/Sold
OFFICE/MULTI-FAMILY
Terminus 100 (Atlanta, GA)	656,000	656,000	88%		100%	$173,100	$173,100	$160,982	const. - 2Q-07 fully operational 3Q-08
Terminus 200 (Atlanta, GA)	565,000	565,000	0%		100%	164,700	164,700	17,686	const. - 3Q-09 fully operational 3Q-10
191 Peachtree Tower (4) (Atlanta, GA)	1,219,000	1,219,000	72	%(5)	100%	233,750	233,750	166,342	acquired 3Q-06 fully stabilized 4Q-10
Palisades West (Austin, TX)
Building 1	220,000	220,000	100%		50%				const. - Q3-08 fully operational Q3-08
Building 2	155,000	155,000	0%		50%				const. - Q3-08 fully operational Q3-09

Total — Palisades West	375,000	375,000				77,500	38,750	13,008

50 Biscayne (6) (Miami, FL)	529 units	529 units	N/A		40%	165,600	66,240	58,931	const. - 4Q-07 fully sold 2Q-08 (9)
10 Terminus Place (Atlanta, GA)	136 units	136 units	N/A		100%	83,500	83,500	32,093	const. - Q3-08 fully sold - Q2-09

TOTAL MULTI-FAMILY	671 Units	671 Units				249,100	149,740	91,024

TOTAL OFFICE/MULTI-FAMILY	2,815,000	2,815,000				898,150	760,040	449,042

RETAIL
The Avenue Carriage Crossing (7) (Suburban Memphis, TN)
Phase I — Expansion	50,000	50,000	0%		100%				const. - 1Q-09 fully operational 1Q-10
Phase II	20,000	20,000	0%		100%				const. - 4Q-07 fully operational 4Q-08

Total — Avenue Carriage Crossing	70,000	70,000				13,900	13,900	3,171

Tiffany Springs Market Center (Kansas City, MO)	247,000	585,000	74%		100%	58,200	58,200	20,849	const. - 3Q-08 fully operational 3Q-09
The Avenue Murfreesboro (Suburban Nashville, TN)
Phases I and II	690,000	690,000	71%		50%				const. - 4Q-07 fully operational 4Q-08
Phase III	27,000	27,000	30%		50%				const. - 2Q-08 fully operational 2Q-09
Phase IV	35,000	35,000	0%		50%				const. - 4Q-09 fully operational 1Q-10
Phase V	58,000	58,000	0%		50%				const. - 1Q-10 fully operational 4Q-10

Total — Murfreesboro	810,000	810,000				153,100	76,550	48,677

The Avenue Forsyth (Suburban Atlanta, GA)	527,000	527,000	35%		100%	146,200	146,200	65,068	const. - 2Q-08 fully operational 2Q-09

TOTAL RETAIL	1,654,000	1,992,000				371,400	294,850	137,765

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of September 30, 2007
($ in thousands)

									Actual or
	Company	Total	Leased GLA (%)			Cousins’	Cousins’		Projected Dates
	Owned	Project	Total Project	Cousins’	Approximate	Share of	Investment		for Completion and
Project	GLA (2)	GLA (3)	(fully executed)	Ownership %	Total Cost	Total Cost	@ 9/30/07		Fully Operational/Sold
INDUSTRIAL
King Mill Distribution Park (Suburban Atlanta, GA)
Building 3 B	379,000	379,000	0%	75%	$11,100	$8,325	$7,954		const. - 1Q-08 fully operational 1Q-08
Jefferson Mill Distribution Center (Suburban Atlanta, GA)
Building A	459,000	459,000	0%	75%	14,800	11,100	9,670		const. - 1Q-08 fully operational 1Q-08
Lakeside Ranch Business Park (Dallas, TX)
Building 20	749,000	749,000	48%	(8)	29,500	28,556	26,025		const. - 1Q-08 fully operational 1Q-08

TOTAL INDUSTRIAL	1,587,000	1,587,000			55,400	47,981	43,648

Accumulated Depreciation on Partially Operational Properties	—	—			—	—	(1,643)

TOTAL PORTFOLIO	6,056,000	6,394,000			$1,324,950	$1,102,871	$628,812	(10)

(1)	This schedule includes all Office/Multi-Family, Retail and Industrial projects under construction and redevelopment from the commencement of construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States. Single-family residential projects are included on a separate schedule in this package. Amounts included in the total cost column represent the estimated costs upon completion of the project and achievement of fully operational status. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown above are also estimates and are subject to change as the projects proceed through the development process.

(2)	Company owned GLA includes square footage owned either directly by the Company or by a joint venture in which the Company is a partner.

(3)	Total project GLA includes anchor stores who may own their own property and other non-owned property contained within the named development.

(4)	The Company owned a minority interest in 191 Peachtree Tower since 1988. In 2006, the Company purchased the remaining interests, and the building is under redevelopment and repositioning. It is treated as a development property for the purposes of this schedule, although its cost basis is included in operating properties on the Company’s consolidated balance sheets. In addition, the Company purchased 201 Peachtree a 7,500 square feet building adjacent to 191 Peachtree Tower which it is also redeveloping and is included in the amounts above.

(5)	Leased square footage includes 62,000 square feet occupied by the Company.

(6)	Units at 50 Biscayne exclude retail space; 98% of the units are under non-cancelable third party contracts, 1% of the units are under cancelable contracts, and the remaining 1% of the units are under non-cancelable contracts to the Company’s partner in the venture. Additionally, the Company’s share of results of operations will be less than the percentage owned due to a third party’s participation in the project.

(7)	A third party will share in the results of operations and any gain on sale of the property, even though shown as 100% owned.

(8)	This project is consolidated but is owned through a joint venture with a third party who has contributed equity. However, the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(9)	Fully sold date reflects the projected date for closing the contracts that existed at September 30, 2007. Closings could extend beyond the second quarter of 2008 in the event that any contracts in place are cancelled or modified.

(10) Reconciliation to Condensed Consolidated Balance Sheet
Total Cousins’ Investment per above schedule	$628,812
Less: Operating Property under redevelopment/repositioning	(166,342)
Less: Investment in unconsolidated joint ventures
50 Biscayne	(58,931)
Palisades West	(13,008)
Avenue Murfreesboro	(48,677)
Add: Weeks 25% interest in King Mill Distribution Park- Bldg 3 B	2,651
Add: Weeks 25% interest in Jefferson Mill Distribution Center Bldg A	3,224
Add: Seefried interest in Lakeside Ranch - Bldg 20	860

Consolidated projects under development per balance sheet	$348,589

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of September 30, 2007

						Percent Leased
					Company’s	(Fully Executed)
		Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
	Property Description	Area	State	Square Feet	Interest	6/30/2007	9/30/2007
I.	OFFICE OPERATING PROPERTIES
	Gateway Village	Charlotte	North Carolina	1,065,000	50.00%	100%	100%
	The American Cancer Society Center (Formerly The Inforum)	Atlanta	Georgia	993,000	100.00%	99%	100%
	One Georgia Center	Atlanta	Georgia	378,000	88.50%	43%	100%
	Emory Crawford Long Medical Office Tower	Atlanta	Georgia	358,000	50.00%	100%	98%
	Ten Peachtree Place	Atlanta	Georgia	259,000	50.00%	87%	87%
	The Points at Waterview	Dallas	Texas	203,000	100.00%	100%	100%
	Lakeshore Park Plaza (a)	Birmingham	Alabama	195,000	100.00%	90%	88%
	3100 Windy Hill Road	Atlanta	Georgia	188,000	100.00%	0%	0%
	Meridian Mark Plaza	Atlanta	Georgia	160,000	100.00%	100%	100%
	555 North Point Center East	Atlanta	Georgia	152,000	100.00%	90%	90%
	333 North Point Center East	Atlanta	Georgia	130,000	100.00%	79%	79%
	200 North Point Center East	Atlanta	Georgia	130,000	100.00%	100%	100%
	100 North Point Center East	Atlanta	Georgia	128,000	100.00%	93%	94%
	600 University Park Place (a)	Birmingham	Alabama	123,000	100.00%	100%	100%
	Galleria 75	Atlanta	Georgia	114,000	100.00%	74%	72%
	Cosmopolitan Center	Atlanta	Georgia	102,000	100.00%	81%	81%
	Presbyterian Medical Plaza at University	Charlotte	North Carolina	69,000	11.50%	100%	100%
	AtheroGenics	Atlanta	Georgia	51,000	100.00%	100%	100%
	Inhibitex	Atlanta	Georgia	51,000	100.00%	100%	100%

	Total Office Operating Portfolio			4,849,000			91%

	OFFICE DEVELOPMENT/REDEVELOPMENT PROPERTIES (b)
	191 Peachtree Tower (c)	Atlanta	Georgia	1,219,000	100.00%	68%	72%
	Terminus 100	Atlanta	Georgia	656,000	100.00%	84%	88%
	Terminus 200	Atlanta	Georgia	565,000	100.00%	0%	0%
	Palisades West Building 1	Austin	Texas	220,000	50.00%	100%	100%
	Palisades West Building 2	Austin	Texas	155,000	50.00%	0%	0%

	Total Office Development/Redevelopment Properties			2,815,000

	TOTAL OFFICE, OPERATING AND DEVELOPMENT/REDEVELOPMENT			7,664,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of September 30, 2007

						Percent Leased
					Company’s	(Fully Executed)
		Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
	Property Description	Area	State	Square Feet	Interest	6/30/2007	9/30/2007
II.	RETAIL OPERATING PROPERTIES
	The Avenue Carriage Crossing (a)	Memphis	Tennessee	491,000	100.00%	93%	93%
	North Point MarketCenter	Atlanta	Georgia	401,000	10.32%	99%	99%
	Greenbrier MarketCenter	Chesapeake	Virginia	376,000	10.32%	100%	100%
	The Avenue Webb Gin	Atlanta	Georgia	357,000	100.00%	80%	80%
	The Avenue Viera	Viera	Florida	332,000	11.50%	94%	96%
	The Avenue West Cobb	Atlanta	Georgia	257,000	11.50%	100%	100%
	The Avenue East Cobb	Atlanta	Georgia	231,000	11.50%	93%	100%
	San Jose MarketCenter	San Jose	California	214,000	100.00%	89%	95%
	The Avenue Peachtree City	Atlanta	Georgia	183,000	11.50%	99%	100%
	Viera MarketCenter	Viera	Florida	178,000	11.50%	96%	99%
	Los Altos MarketCenter	Long Beach	California	157,000	10.32%	100%	100%

	Total Retail Operating Properties			3,177,000			91%

	RETAIL DEVELOPMENT PROPERTIES (b)
	The Avenue Murfreesboro (d)	Nashville	Tennessee	810,000	50.00%	69%	71%
	The Avenue Forsyth	Atlanta	Georgia	527,000	100.00%	14%	35%
	Tiffany Springs MarketCenter	Kansas City	Missouri	247,000	100.00%	n/a	39%
	The Avenue Carriage Crossing Expansion (a)(d)	Memphis	Tennessee	70,000	100.00%	0%	0%

	Total Retail Development Properties			1,654,000

	TOTAL RETAIL, OPERATING AND DEVELOPMENT			4,831,000

III.	INDUSTRIAL OPERATING PROPERTIES
	King Mill Distribution Park — Building 3A	Atlanta	Georgia	417,000	75.00%	100%	100%

	Total Industrial Operating Properties			417,000			100%

	INDUSTRIAL DEVELOPMENT PROPERTIES (b)
	Lakeside Ranch Business Park — Building 20	Dallas	Texas	749,000	(e)	48%	48%
	Jefferson Mill Business Park — Building A	Atlanta	Georgia	459,000	75.00%	0%	0%
	King Mill Distribution Park — Building 3B	Atlanta	Georgia	379,000	75.00%	0%	0%

	Total Industrial Development Properties			1,587,000

	TOTAL INDUSTRIAL, OPERATING AND DEVELOPMENT			2,004,000

	TOTAL PORTFOLIO OPERATING AND DEVELOPMENT			14,499,000

	TOTAL OPERATING PORTFOLIO PERCENT LEASED						92% (f)

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of September 30, 2007

		Company	Weighted	Percent Leased -
		Share of	Portfolio	Fully Executed
	Rentable	Rentable	Ownership	Excludes
	Square Feet	Square Feet	%	Development Properties
SUMMARY BY TYPE
Office	7,664,000	6,531,000	61%	91%
Retail	4,831,000	2,544,000	24%	91%
Industrial	2,004,000	1,690,000	15%	100%

TOTAL	14,499,000	10,765,000	100%	92% (f)

SUMMARY BY STATE
Georgia	8,845,000	7,226,000	66%	89%
Tennessee	1,371,000	966,000	9%	93%
Texas	1,327,000	1,140,000	11%	100%
North Carolina	1,134,000	540,000	5%	100%
Florida	510,000	59,000	1%	97%
California	371,000	230,000	2%	95%
Virginia	376,000	39,000	1%	100%
Alabama	318,000	318,000	3%	93%
Missouri	247,000	247,000	2%	N/A

	14,499,000	10,765,000	100%	92% (f)

(a)	These projects are shown as 100% owned by the Company; however, they are owned either (1) through a joint venture with a third party providing a participation in operations and/or on sale of the property or (2) subject to a contract with a third party who has a participation in operations and/or on sale of the property.

(b)	These properties are under construction, redevelopment and/or in lease up.

(c)	Operating property purchased with intent to redevelop and reposition.

(d)	Total square footage for this property includes anticipated expansions; however, the percent leased excludes the expansions.

(e)	This project is owned through a joint venture with a third party who has contributed equity but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(f)	Total leased percentage (weighted by ownership) of completed projects excluding projects under construction and/or in lease-up.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY INFORMATION

	Third Quarter 2007 vs			Nine Months
	Second Quarter 2007			2007 vs 2006
	Office	Retail	Total	Office	Retail	Total
Rental Property Revenues(1) less Operating Expenses	8.5%	2.0%	5.5%	-3.1%	15.6%	3.1%
Cash Basis Rental Property Revenues(2) less Operating Expenses	6.5%	2.9%	4.8%	-4.5%	16.9%	2.6%

Note: The following properties are included in the same property portfolio:	Office

	3100 Windy Hill Road	AtheroGenics
	100 Northpoint Center East	Presbyterian Medical Plaza
	200 Northpoint Center East	Ten Peachtree Place
	333 Northpoint Center East	Gateway Village
	555 Northpoint Center East	Emory Crawford Long Medical Office Tower
	Lakeshore Park Plaza	Meridian Mark Plaza
	American Cancer Society Center (formerly Inforum)	Galleria 75 Sono Renaissance
	600 University Park Place	Inhibitex
	The Points at Waterview	Cosmopolitan (3Q to 2Q only)
One Georgia Center

Retail

	The Avenue East Cobb	Los Altos MarketCenter
	The Avenue Peachtree City	The Avenue Viera
	The Avenue West Cobb	Viera MarketCenter
	Northpoint MarketCenter	Avenue Carriage Crossing (3Q to 2Q only)
	Greenbrier MarketCenter	San Jose MarketCenter (3Q to 2Q only)

(1)	Rental Property Revenues is Total Rental Property Revenues of the Company and its unconsolidated joint ventures.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes straight-line rents and amortization of acquired above and below market leases.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of September 30, 2007
OFFICE
As of September 30, 2007, the Company’s office portfolio included 19 commercial office buildings, excluding all properties currently under development, held for redevelopment and buildings in lease-up stage. The weighted average remaining lease term of these office buildings was approximately seven years as of September 30, 2007. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2016 &
	2007	2008	2009	2010	2011	2012	2013	2014	2015	Thereafter	Total
Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	29,436	252,439	406,933	166,730	414,116	150,125	467,072	247,582	628,501	795,162	3,558,095
% of Leased Space	1%	7%	11%	5%	12%	4%	13%	7%	18%	22%	100%
Annual Contractual
Rent (000’s) (2)	$408	$3,914	$6,229	$2,633	$5,726	$2,475	$8,413	$5,369	$11,967	$14,749	$61,883
Annual Contractual
Rent/Sq. Ft. (2)	$13.85	$15.51	$15.31	$15.79	$13.83	$16.49	$18.01	$21.69	$19.04	$18.55	$17.39

Wholly Owned:
Square Feet Expiring (1)	22,813	233,926	373,355	148,104	387,138	92,328	327,957	242,679	64,305	508,686	2,401,291 (3)
% of Leased Space	1%	10%	16%	6%	16%	4%	14%	10%	3%	20%	100%
Annual Contractual
Rent (000’s) (2)	$315	$3,682	$5,730	$2,342	$5,310	$1,403	$5,832	$5,258	$1,470	$10,786	$42,129
Annual Contractual
Rent/Sq. Ft. (2)	$13.82	$15.74	$15.35	$15.81	$13.72	$15.19	$17.78	$21.66	$22.86	$21.20	$17.54

Joint Venture:
Square Feet Expiring (1)	29,865	22,493	51,081	28,733	39,612	127,442	270,100	9,805	1,115,268	387,852	2,082,251 (4)
% of Leased Space	1%	1%	2%	1%	2%	6%	13%	1%	54%	19%	100%
Annual Contractual
Rent (000’s) (2)	$485	$298	$855	$499	$686	$2,460	$5,068	$223	$20,820	$6,066	$37,461
Annual Contractual
Rent/Sq. Ft. (2)	$16.25	$13.24	$16.73	$17.38	$17.32	$19.30	$18.76	$22.78	$18.67	$15.64	$17.99

(1)	Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Rentable square feet leased as of September 30, 2007 out of approximately 2,720,000 total rentable square feet.

(4)	Rentable square feet leased as of September 30, 2007 out of approximately 2,129,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of September 30, 2007
RETAIL
As of September 30, 2007, the Company’s retail portfolio included 11 retail properties, excluding all properties currently under development and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately 10 years as of September 30, 2007. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2016 &
	2007	2008	2009	2010	2011	2012	2013	2014	2015	Thereafter	Total
Total (including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	9,701	7,488	8,823	26,614	92,677	65,345	25,366	22,514	81,008	837,883	1,177,419
% of Leased Space	1%	1%	1%	2%	8%	5%	2%	2%	7%	71%	100%
Annual Contractual
Rent (000’s) (1)	$161	$159	$186	$558	$2,416	$1,515	$640	$539	$2,170	$19,513	$27,857
Annual Contractual
Rent/Sq. Ft. (1)	$16.64	$21.29	$21.12	$20.95	$26.07	$23.19	$25.21	$23.93	$26.79	$23.29	$23.66

Wholly Owned:
Square Feet Expiring	7,721	3,000	—	3,204	61,159	32,594	10,967	2,275	57,040	768,923	946,883 (2)
% of Leased Space	1%	0%	0%	0%	7%	4%	1%	0%	6%	81%	100%
Annual Contractual
Rent (000’s) (1)	$122	$45	$—	$101	$1,895	$853	$281	$82	$1,687	$18,299	$23,365
Annual Contractual
Rent/Sq. Ft. (1)	$15.75	$15.03	$—	$31.45	$30.99	$26.18	$25.59	$—	$29.57	$23.80	$24.68

Joint Venture:
Square Feet Expiring	17,826	40,056	81,864	213,358	298,798	303,858	127,418	179,555	216,479	621,099	2,100,311 (3)
% of Leased Space	1%	2%	4%	10%	14%	14%	6%	9%	10%	30%	100%
Annual Contractual
Rent (000’s) (1)	$364	$1,017	$1,701	$4,108	$4,853	$6,062	$3,168	$4,036	$4,313	$10,977	$40,599
Annual Contractual
Rent/Sq. Ft. (1)	$20.43	$25.40	$20.77	$19.25	$16.24	$19.95	$24.86	$22.48	$19.92	$17.67	$19.33

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Gross leasable area leased as of September 30, 2007 out of approximately 1,062,000 total gross leasable area.

(3)	Gross leasable area leased as of September 30, 2007 out of approximately 2,115,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of September 30, 2007
INDUSTRIAL
As of September 30, 2007, the Company’s industrial portfolio included one fully operational building in the King Mill Distribution Park (Building 3 Phase 1). The tenant lease in this building provides for pass through of operating expenses and contractual rents which escalate over time. The lease expires as follows:

	2012	Total
Company’s % share of Joint Venture Property:
Square Feet Expiring	313,050	313,050
% of Leased Space	100%	100%
Annual Contractual
Rent (000’s) (1)	$915	$915
Annual Contractual
Rent/Sq. Ft. (1)	$2.92	$2.92

Joint Venture:
Square Feet Expiring	417,400	417,400
% of Leased Space	100%	100%
Annual Contractual
Rent (000’s) (1)	$1,220	$1,220
Annual Contractual
Rent/Sq. Ft. (1)	$2.92	$2.92

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. The contractual rental rate shown is the estimated rate in the year of expiration.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET IN OPERATING PORTFOLIO
As of September 30, 2007

			Percentage of Total Portfolio	Average Remaining
	Tenant (1)	Product Type	at the Company’s Share (2)	Lease Term (Years)
1.	Bank of America	Office	9.6%	8.3
2.	Snapper	Industrial	5.6%	4.4
3.	American Cancer Society	Office	4.9%	14.3
4.	Georgia Department of Transportation	Office	3.8%	10.0
5.	AT&T	Office	2.5%	2.0
6.	Georgia Lottery Corporation	Office	2.3%	5.8
7.	Internap Network Services	Office	2.2%	12.6
8.	AGL Services Company	Office	2.0%	5.5
9.	Bombardier Aerospace Corporation	Office	1.8%	5.4
10.	US South Communications	Office	1.7%	3.5
11.	MedAssets Net Revenue Systems, LLC	Office	1.6%	6.5
12.	Emory University	Office	1.4%	9.3
13.	Northside Hospital	Office	1.3%	4.2
14.	The Gap Inc.	Retail	1.1%	4.1
15.	Turner Broadcasting System, Inc.	Office	1.0%	3.7
16.	Barnes & Noble	Retail	1.0%	8.2
17.	Sapient Corporation	Office	1.0%	1.7
18.	KIDS II, Inc.	Office	0.9%	8.3
19.	Inhibitex	Office	0.9%	7.5
20.	AtheroGenics	Office	0.9%	1.4
21.	Southern Communications Services	Office	0.8%	3.3
22.	Cost Plus, Inc.	Retail	0.7%	8.9
23.	Marshalls	Retail	0.7%	7.8
24.	Merrill Lynch	Office	0.6%	6.8
25.	Linens ‘N Things	Retail	0.6%	7.5

	Total leased square feet of Top 25 Largest Tenants		50.9%	7.3

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of September 30, 2007

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest (2)	(Acres)	Acquired	($000)(3)
CONSOLIDATED
North Point
Suburban Atlanta, GA	Mixed Use	100%	59	1970-1985	$5,310

Land Adjacent to The Avenue Forsyth
Suburban Atlanta, GA	Retail	100%	39	2007	11,259

Wildwood Office Park
Suburban Atlanta, GA	Mixed Use	100%	23	1971-1989	883

King Mill Distribution Park
Suburban Atlanta, GA	Industrial	100%	134	2005	13,210

Round Rock/Austin, Texas Land
Austin, TX	Retail and Commercial	100%	60	2005	17,104

The Lakes at Cedar Grove
Suburban Atlanta, GA	Mixed Use	100%	10	2002	-	(4)

Terminus
Atlanta, GA	Mixed Use	100%	3	2005	9,000

505 & 511 Peachtree Street
Atlanta, GA	Mixed Use	100%	1	2004	3,389

615 Peachtree Street
Atlanta, GA	Mixed Use	100%	2	1996	10,164

Jefferson Mill Business Park
Suburban Atlanta, GA	Industrial and Commercial	100%	278	2006	15,771

Lakeside Ranch Business Park
Dallas, TX	Industrial and Commercial	(5)	48	2006	8,203

Lancaster
Dallas, TX	Industrial	(5)	47	2007	4,152

TOTAL CONSOLIDATED LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT					$98,445

JOINT VENTURES
TEMCO ASSOCIATES TRACTS
Seven Hills
Suburban Atlanta, GA	Residential and Mixed Use	50%	85	2002-2005	$-	(4)

Happy Valley
Suburban Atlanta, GA	Residential	50%	228	2003	2,176

Paulding County
Suburban Atlanta, GA	Residential and Mixed Use	50%	6,258	2005	14,478

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of September 30, 2007

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest (2)	(Acres)	Acquired	($000)(3)
CL REALTY, L.L.C TRACTS
Summer Creek Ranch
Forth Worth, TX	Residential and Mixed Use	50%	374	2002	-	(4)

Long Meadow Farms
Houston, TX	Residential and Mixed Use	19%	186	2002	-	(4)

Waterford Park
Rosenberg, TX	Commercial	50%	37	2005	-	(4)

Summer Lakes
Rosenberg, TX	Commercial	50%	3	2003	-	(4)

Village Park
McKinney, TX	Residential	50%	5	2003-2005	-	(4)

Padre Island
Corpus Christi, TX	Residential and Mixed Use	50%	15	2005	11,545

OTHER JOINT VENTURES
Handy Road Associates, LLC
Suburban Atlanta, GA	Large Lot Residential	50%	1,187	2004	5,326

Wildwood Office Park
Suburban Atlanta, GA	Office and Commercial	50%	36	1971-1989	21,813

Austin Research Park
Austin, TX	Commercial	50%	6	1998	3,213

Total Acres			9,124

(1)	The following properties include adjacent building pads. The aggregate cost of these pads is included in Operating Properties in the Company’s consolidated financial statements or the applicable joint venture’s financial statements. The square footage of potential office buildings which could be built on the land is estimated as follows:

	Ownership Interest	Square Footage
Ten Peachtree Place	50.0%	400,000
One Georgia Center	88.5%	300,000
The Points at Waterview	100.0%	60,000

(2)	For potential industrial projects, Weeks Properties Group, LLC has the option until April 2008 to invest up to 25% of project equity on a portion of the land.

(3)	For consolidated properties, reflects the Company’s basis. For joint venture properties, reflects the venture’s basis.

(4)	Residential communities with adjacent land that is intended to be sold to third parties in large tracts for residential, multi-family or commercial development. The basis of these tracts as well as lot inventory, are included on the Inventory of Residential Lots Under Development schedule.

(5)	This project is owned through a joint venture with a third party who has contributed equity but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of September 30, 2007

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)
Cousins Real Estate Corporation (Consolidated)
The Lakes at Cedar Grove (3) Fulton County Suburban Atlanta, GA	2001	9	844	74	1	26	701	143	$4,775
Callaway Gardens (4) Harris County Pine Mountain, GA	2006	6	567	—	—	—	—	567	5,762
Blalock Lakes Coweta County Newnan, GA	2006	8	399	96	8	14	14	385	28,114
Longleaf at Callaway (5) Harris County Pine Mountain, GA	2002	6	138	17	2	4	121	17	569
River’s Call East Cobb County Suburban Atlanta, GA	1999	10	107	15	—	1	92	15	706

Total consolidated			2,055	202	11	45	928	1,127	39,926

Temco Associates (50% owned) (6)
Bentwater Paulding County Suburban Atlanta, GA	1998	10	1,676	6	—	1	1,670	6	436
The Georgian (75% owned) Paulding County Suburban Atlanta, GA	2003	14	1,385	262	1	3	285	1,100	22,080
Seven Hills Paulding County Suburban Atlanta, GA	2003	7	1,077	273	19	59	620	457	14,623
Harris Place Paulding County Suburban Atlanta, GA	2004	4	27	9	—	2	18	9	644

Total Temco			4,165	550	20	65	2,593	1,572	37,783

CL Realty, LLC (50% owned) (6)
Long Meadow Farms (37.5% owned) Fort Bend County Houston, TX	2003	12	2,184	88	11	76	594	1,590	18,548
Summer Creek Ranch Tarrant County Fort Worth, TX	2003	9	2,525	120	—	13	793	1,732	22,960
Bar C Ranch Tarrant County Fort Worth, TX	2004	11	1,175	56	3	30	173	1,002	8,245
Summer Lakes Fort Bend County Rosenberg, TX	2003	10	1,139	19	—	—	294	845	5,993

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of September 30, 2007

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)
CL Realty, LLC, continued
Southern Trails (80% owned)	2005	7	1,060	119	31	51	232	828	$12,640
Brazoria County
Pearland, TX
Village Park	2003	7	568	43	—	2	313	255	8,174
Collin County
McKinney, TX
Waterford Park	2005	7	493	—	—	—	—	493	6,873
Fort Bend County
Rosenberg, TX
Stonewall Estates (50% owned)	2005	5	385	31	12	67	97	288	4,619
Bexar County
San Antonio, TX
Manatee River Plantation	2003	6	457	109	—	—	348	109	4,139
Manatee County
Tampa, FL
Stillwater Canyon	2003	6	336	6	—	25	226	110	2,661
Dallas County
DeSoto, TX
Creekside Oaks	2003	10	301	176	—	—	125	176	6,053
Manatee County
Bradenton, FL
Blue Valley (25% owned)	2005	6	197	25	1	1	25	172	30,652
Cherokee & Fulton Counties
Alpharetta, GA
Village Park North	2005	5	194	25	10	28	53	141	2,825
Collin County
McKinney, TX
Bridle Path Estates	2004	7	87	—	—	—	—	87	4,257
Hillsborough County
Tampa, FL
West Park	2005	3	82	—	—	—	21	61	5,097
Cobb County
Suburban Atlanta, GA

Total CL Realty			11,183	817	68	293	3,294	7,889	143,736

Total			17,403	1,569	99	403	6,815	10,588	$221,445

Company Share of Total			8,314	796	45	178	3,593	4,720	$105,335

Company Weighted Average Ownership			48%	51%	45%	44%	53%	45%	48%

(1)	This estimate represents the total projected development capacity for a development on both owned land and land expected to be purchased for further development. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Includes cost basis of land tracts as detailed on the Inventory of Land Held for Investment or Future Development schedule.

(3)	A third party has a participation in this project after certain thresholds are met.

(4)	Callaway Gardens is owned in a venture, although the venture is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.

(5)	Longleaf at Callaway lots are sold to a home building venture, of which Cousins Real Estate Corporation (“CREC”) is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of September 30, 2007, 113 houses have been sold.

(6)	CREC owns 50% of Temco Associates and CL Realty, LLC. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for a description of these entities.

COUSINS PROPERTIES INCORPORATED
DEBT OUTSTANDING
AS OF SEPTEMBER 30, 2007

						Company’s	Company’s	Total	Weighted
	Total	Ownership	Maturity	Rate end of		Share	Share	Company	Average Years
Description (Interest Rate Base, if not fixed)	Debt	Percentage	Date	Quarter		Recourse	Non-Recourse (1)	Share	to Maturity

CONSOLIDATED DEBT
CORPORATE CREDIT FACILITY, UNSECURED (LIBOR + 0.75%-1.25%)	$196,800	100%	8/29/2011	6.00%		$196,800		$196,800
UNSECURED TERM FACILITY	100,000	100%	8/29/2012	5.81	%(4)	100,000		100,000
THE AMERICAN CANCER SOCIETY CENTER (FORMERLY INFORUM) (INTEREST ONLY UNTIL 10/1/2011)	136,000	100%	9/1/2017	6.45%			136,000	136,000
333/555 NORTH POINT CENTER EAST	29,044	100%	11/1/2011	7.00%		29,044		29,044
100/200 NORTH POINT CENTER (INTEREST ONLY UNTIL 7/1/2010)	25,000	100%	6/1/2012	5.39%			25,000	25,000
MERIDIAN MARK PLAZA	23,301	100%	9/1/2010	8.27%			23,301	23,301
THE POINTS AT WATERVIEW	17,912	100%	1/1/2016	5.66%			17,912	17,912
600 UNIVERSITY PARK	13,023	100%	8/10/2011	7.38%			13,023	13,023
LAKESHORE PARK PLAZA	8,861	100%	11/1/2008	6.78%			8,861	8,861
KING MILL PROJECT I (INTEREST ONLY)(2)	2,702	75%	8/30/2008	9.00%			2,702	2,702
KING MILL PROJECT I (INTEREST ONLY)(2)	2,001	75%	6/26/2009	9.00%			2,001	2,001
JEFFERSON MILL PROJECT I (INTEREST ONLY)(2)	2,586	75%	9/13/2009	9.00%			2,586	2,586
VARIOUS	327	100%	VARIOUS	VARIOUS		76	252	328

TOTAL CONSOLIDATED	557,557			6.29%		325,920	231,638	557,558	5.6

UNCONSOLIDATED DEBT
EMORY CRAWFORD LONG MEDICAL OFFICE TOWER	51,774	50%	6/1/2013	5.90%			25,887	25,887
TEN PEACHTREE PLACE	28,495	50%	4/1/2015	5.39%			14,248	14,248
HANDY ROAD ASSOCIATES (PRIME +.5%)	3,204	50%	3/10/2008	8.25%			1,602	1,602
PINE MOUNTAIN BUILDERS (PRIME)	1,608	50%	12/19/2007	7.75%			804	804
AVENUE EAST COBB	38,451	11.5%	8/1/2010	8.39%			4,422	4,422
CF MURFREESBORO ASSOCIATES (LIBOR +1.15%) ($131MM CONSTRUCTION LOAN)	72,799	50%	7/20/2010	6.30%		14,560	21,840	36,400
TEMCO:
BENTWATER LINKS	3,356	50%	1/22/2009	7.98%			1,678	1,678
BENTWATER LINKS, EQUIPMENT NOTE	88	50%	1/15/2009	7.00%			44	44
CL REALTY:
SUMMER LAKES (PRIME + 1.5%)	1,602	50%	2/22/2009	9.25%			801	801
WATERFORD PARK (PRIME + 1.5%)	213	50%	5/8/2009	9.25%			107	107
MCKINNEY VILLAGE PARK (LIBOR + 2.25%)	2,969	50%	3/28/2009	7.40%			891	891
SOUTHERN TRAILS (LIBOR + 0.25) ($13MM CONSTRUCTION LINE)	2,211	40%	6/30/2008	5.40%			884	884

TOTAL UNCONSOLIDATED	206,770			6.25%		14,560	73,208	87,768	4.3

TOTAL ADJUSTED DEBT	$764,327			6.28%		$340,480	$304,846	$645,326	5.4

INVESTMENT ENTITY DEBT (3)
CHARLOTTE GATEWAY VILLAGE	$136,626	50%	12/1/2016	6.41%			$68,313	$68,313
50 BISCAYNE BOULEVARD (LIBOR + 1.75%)	113,470	40%	6/9/2008	6.90%			45,388	45,388
CL REALTY:
LONG MEADOW FARMS (PRIME )	3,365	18.75%	12/8/2007	7.75%			631	631
BLUE VALLEY (PRIME)	17,377	12.5%	11/11/2007	7.75%			2,172	2,172
BLUE VALLEY (PRIME)	4,600	12.5%	3/10/2008	7.75%			575	575
BLUE VALLEY (PRIME)	850	12.5%	9/28/2008	7.75%			106	106
STONEWALL ESTATES (PRIME)	1,881	25.0%	5/31/2010	7.75%			470	470

TOTAL INVESTMENT ENTITY DEBT	278,169			6.65%		—	117,655	117,655	5.6

TOTAL	$1,042,496			6.34%		$340,480	$422,501	$762,981	5.5

(1)	Subject to customary carve-outs for non-recourse loans.

(2)	Represents a secured note payable with Weeks Properties CW Holdings, LLC, the Company’s 25% partner in the development of King Mill Project I and Jefferson Mill Project I.

(3)	An investment entity is defined as an entity where the Company (1) has a fixed commitment to the venture, (2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and (3) is not the managing member of the venture. Investment entity debt is not included in any of the financial covenant calculations in the Company’s credit facility.

(4)	The interest rate on this instrument is LIBOR plus 0.70% to 1.20%. The Company entered into an interest rate swap that effectively fixes the underlying LIBOR rate at 5.01%. Rate at the end of the quarter represents stated rate of LIBOR plus 0.80% plus interest rate swap diffential.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Second Quarter 2007 Compared to Third Quarter 2007
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	Q2 2007	Q3 2007	% Change	Q2 2007	Q3 2007	% Change	Q2 2007	Q3 2007	% Change	Q2 2007	Q3 2007	Q2 2007	Q3 2007

RENTAL PROPERTY REVENUES	$26,061	$28,698		$17,022	$17,393		$43,083	$46,091		$8,130	$10,975	$51,213	$57,066

RENTAL PROPERTY OPERATING EXPENSES	10,842	12,189		4,414	4,535		15,256	16,724		3,601	4,003	18,857	20,727

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$15,219	$16,509	8.5%	$12,608	$12,858	2.0%	$27,827	$29,367	5.5%	$4,529	$6,972	$32,356	$36,339

RENTAL PROPERTY REVENUES	$26,061	$28,698		$17,022	$17,393		$43,083	$46,091		$8,130	$10,975	$51,213	$57,066
Less: STRAIGHT-LINE RENTS	545	828		376	270		921	1,098		627	1,733	1,548	2,831
AMORTIZATION OF LEASE INDUCEMENTS	(5)	(59)		(22)	(22)		(27)	(81)		(14)	(14)	(41)	(95)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(116)	(10)		0	0		(116)	(10)		(1,123)	(1,108)	(1,239)	(1,118)

CASH BASIS RENTAL PROPERTY REVENUES (1)	25,637	27,939		16,668	17,145		42,305	45,084		8,640	10,364	50,945	55,448
RENTAL PROPERTY OPERATING EXPENSES	10,842	12,189		4,414	4,535		15,256	16,724		3,601	4,003	18,857	20,727

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$14,795	$15,750	6.5%	$12,254	$12,610	2.9%	$27,049	$28,360	4.8%	$5,039	$6,361	$32,088	$34,721

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$26,061	$28,698		$17,022	$17,393		$43,083	$46,091		$8,130	$10,975	$51,213	$57,066
RENTAL PROPERTY OPERATING EXPENSES	10,842	12,189		4,414	4,535		15,256	16,724		3,601	4,003	18,857	20,727

	$15,219	$16,509		$12,608	$12,858		$27,827	$29,367		$4,529	$6,972	$32,356	$36,339

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$14,165	$18,150
DISCONTINUED OPERATIONS (3)												186	20
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												2,882	3,006

COMPANYS’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												17,233	21,176
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												15,123	15,163

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$32,356	$36,339

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(2)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Nine Months 2007 Compared to Nine Months 2006
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	9M 2006	9M 2007	% Change	9M 2006	9M 2007	% Change	9M 2006	9M 2007	% Change	9M 2006	9M 2007	9M 2006	9M 2007

RENTAL PROPERTY REVENUES	$77,454	$79,649		$32,089	$37,102		$109,543	$116,751		$64,435	$41,246	$173,978	$157,997

RENTAL PROPERTY OPERATING EXPENSES	28,794	32,484		7,960	9,197		36,754	41,681		$23,661	$15,210	60,415	56,891

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$48,660	$47,165	-3.1%	$24,129	$27,905	15.6%	$72,789	$75,070	3.1%	$40,774	$26,036	$113,563	$101,106

RENTAL PROPERTY REVENUES	$77,454	$79,649		$32,089	$37,102		$109,543	$116,751		$64,435	$41,246	$173,978	$157,997
Less: STRAIGHT-LINE RENTS	1,299	1,811		526	318		1,825	2,129		1,405	1,918	3,230	4,047
AMORTIZATION OF LEASE INDUCEMENTS	(18)	(69)		(51)	(65)		(18)	(134)		(214)	(29)	(232)	(163)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(376)	(169)		0	0		(376)	(169)		(216)	2,177	(592)	2,008

CASH BASIS RENTAL PROPERTY REVENUES (1)	76,549	78,076		31,614	36,849		108,112	114,925		63,460	37,180	171,572	152,105

RENTAL PROPERTY OPERATING EXPENSES	28,794	32,484		7,960	9,197		36,754	41,681		23,661	15,210	60,415	56,891

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$47,755	$45,592	-4.5%	$23,654	$27,652	16.9%	$71,358	$73,244	2.6%	$39,799	$21,970	$111,157	$95,214

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$77,454	$79,649		$32,089	$37,102		$109,543	$116,751		$64,435	$41,246	$173,978	$157,997
RENTAL PROPERTY OPERATING EXPENSES	28,794	32,484		7,960	9,197		36,754	41,681		23,661	15,210	60,415	56,891

	$48,660	$47,165		$24,129	$27,905		$72,789	$75,070		$40,774	$26,036	$113,563	$101,106

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$40,388	$46,428
DISCONTINUED OPERATIONS (3)												9,561	443
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												20,805	8,770

COMPANYS’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												70,754	55,641
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												42,809	45,465

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$113,563	$101,106

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(2)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 3rd	2007 YTD

(A) ADJUSTED DEBT:
CONSOLIDATED DEBT	497,981	302,286	467,516	551,182	404,612	287,036	315,149	315,149	367,681	477,971	557,557	557,557
SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	285,657	135,764	148,129	147,081	170,232	167,625	172,085	172,085	182,253	198,544	205,424	205,424

TOTAL DEBT INCLUDING SHARE OF JV’S	783,638	438,050	615,645	698,263	574,844	454,661	487,234	487,234	549,934	676,515	762,981	762,981
SHARE OF INVESTMENT ENTITY DEBT	(86,588)	(87,704)	(101,085)	(100,803)	(104,182)	(103,881)	(110,718)	(110,718)	(113,925)	(117,699)	(117,762)	(117,762)

ADJUSTED DEBT	697,050	350,346	514,560	597,460	470,662	350,780	376,516	376,516	436,009	558,816	645,219	645,219

RECOURSE DEBT	20,697	50,238	196,824	279,577	174,552	197,095	226,855	226,855	282,264	394,356	340,480	340,480
NON-RECOURSE DEBT	676,353	305,677	317,736	317,883	296,110	153,685	149,661	149,661	153,745	164,460	304,738	304,738

ADJUSTED DEBT	697,050	355,915	514,560	597,460	470,662	350,780	376,516	376,516	436,009	558,816	645,218	645,218

(B) CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
CONSOLIDATED INTEREST EXPENSE	22,576	14,623	9,094	3,614	4,880	2,625	0	11,119	0	531	3,265	3,796
DISCONTINUED OPERATIONS INTEREST EXPENSE	9,459	5,870	0	0	0	0	0	0	0	0	0	0
SHARE OF JOINT VENTURE INTEREST EXPENSE	13,739	11,163	2,814	834	701	1,078	921	3,534	714	711	824	2,249

CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S)	45,774	31,656	11,908	4,448	5,581	3,703	921	14,653	714	1,242	4,089	6,045

(C) FIXED CHARGES:
CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV’S)	45,774	31,656	11,908	4,448	5,581	3,703	921	14,653	714	1,242	4,089	6,045
LESS INVESTMENT ENTITY DEBT INTEREST EXPENSE	0	(124)	(240)	(59)	(58)	(58)	(56)	(231)	0	0	0	0
PRINCIPAL PAYMENTS:
CONSOLIDATED	6,862	6,560	5,361	1,282	1,192	946	506	3,926	628	516	536	1,680
SHARE OF JOINT VENTURES	6,345	5,257	2,793	1,594	1,237	1,205	1,190	5,226	1,630	818	225	2,673
GROUND LEASE PAYMENTS:
CONSOLIDATED	587	493	671	176	175	127	22	500	22	22	22	66
SHARE OF JOINT VENTURES	12	12	12	3	3	3	6	15	6	6	6	18

TOTAL FIXED CHARGES (excluding Preferred Dividends)	59,580	43,854	20,505	7,444	8,130	5,926	2,589	24,089	3,000	2,604	4,878	10,482
PREFERRED STOCK DIVIDENDS	3,358	8,042	15,250	3,813	3,812	3,812	3,813	15,250	3,813	3,812	3,813	11,438

TOTAL FIXED CHARGES (including Preferred Dividends)	62,938	51,896	35,755	11,257	11,942	9,738	6,402	39,339	6,813	6,416	8,691	21,920

(D) RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
RENTAL PROPERTY REVENUES	87,415	81,928	76,685	22,272	23,580	19,505	23,639	88,996	24,130	25,499	30,664	80,293
RENTAL PROPERTY OPERATING EXPENSES	(28,035)	(27,592)	(29,328)	(8,326)	(8,589)	(8,054)	(10,274)	(35,243)	(10,017)	(11,341)	(12,573)	(33,931)

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	59,380	54,336	47,357	13,946	14,991	11,451	13,365	53,753	14,113	14,158	18,091	46,362

(E) INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	57,584	40,477	23,849	6,172	6,218	5,571	1,841	19,802	411	358	87	856
LEASE TERMINATION FEES	22,042	253	302	2,321	771	21	42	3,155	47	14	11	72
RENTAL PROPERTY OPERATING EXPENSES	(19,460)	(14,150)	(10,738)	(2,702)	(3,157)	(2,542)	(568)	(8,969)	(209)	(179)	(67)	(455)

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	60,166	26,580	13,413	5,791	3,832	3,050	1,315	13,988	249	193	31	473
INTEREST EXPENSE	(9,459)	(5,870)	0	0	0	0	0	0	0	0	0	0
MINORITY INTEREST EXPENSE	(624)	0	0	0	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	(605)	0	0	0	0	0	0	0	0	0	0
PROVISION FOR INCOME TAXES	0	0	(125)	0	(2)	0	0	(2)	0	0	0	0

FUNDS FROM OPERATIONS	50,083	20,105	13,288	5,791	3,830	3,050	1,315	13,986	249	193	31	473

DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(21,030)	(12,776)	(9,636)	(3,144)	(6,040)	(2,416)	(586)	(12,186)	(165)	13	0	(152)

INCOME FROM DISCONTINUED OPERATIONS	29,053	7,329	3,652	2,647	(2,210)	634	729	1,800	84	206	31	321

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 3rd	2007 YTD

(F) SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
CP VENTURE TWO LLC	(24)	1,009	1,055	219	289	266	1,017	1,791	313	302	1,520	2,135
CP VENTURE FIVE LLC	0	0	0	0	29	1,367	435	1,831	311	351	258	920
TEN PEACHTREE PLACE ASSOCIATES	532	399	378	103	151	62	57	373	25	62	29	116
CSC ASSOCIATES	11,904	11,486	10,962	2,719	2,764	135,861	764	142,108	(25)	(11)	16	(20)
GATEWAY VILLAGE	1,176	1,176	1,158	294	294	294	294	1,176	294	294	294	882
CRAWFORD LONG — CPI	379	95	418	119	134	151	135	539	168	184	196	548
905 JUNIPER, LLC	0	0	514	0	0	0	0	0	0	0	0	0
50 BISCAYNE, LLC	0	0	6,668	1,797	2,629	2,986	2,931	10,343	2,424	1,804	(3,345)	883
AVENUE MURFREESBORO	0	0	0	0	0	0	0	0	0	0	41	41
CL REALTY, LLC	607	3,237	8,902	2,203	1,218	1,201	1,870	6,492	277	918	22	1,217
PINE MOUNTAIN BUILDERS, LLC	0	398	725	125	311	181	122	739	(5)	18	(7)	6
TEMCO ASSOCIATES	3,137	5,107	3,931	3,822	823	252	2,491	7,388	(27)	223	85	281
HANDY ROAD ASSOCIATES, LLC	0	0	0	(159)	(39)	(26)	(69)	(293)	(43)	(41)	(43)	(127)
VERDE GROUP, LLC	0	0	(984)	(293)	(184)	(204)	0	(681)	0	0	0	0
OTHER	6,908	181,587	7,228	1,174	(16)	(36)	154	1,276	(3)	(3)	36	30

NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	24,619	204,494	40,955	12,123	8,404	142,355	10,201	173,083	3,709	4,101	(898)	6,912

(G) CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:
RESIDENTIAL LOT AND OUTPARCEL SALES — WHOLLY OWNED:
OUTPARCEL SALES	600	1,400	7,004	0	382	3,186	3,220	6,788	0	0	1,700	1,700
LOT SALES	12,345	15,300	14,929	4,505	2,747	1,387	1,858	10,497	1,426	1,476	2,851	5,753

TOTAL RESIDENTIAL AND OUTPARCEL SALES	12,945	16,700	21,933	4,505	3,129	4,573	5,078	17,285	1,426	1,476	4,551	7,453

RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — WHOLLY-OWNED:
OUTPARCEL COST OF SALES	480	929	5,637	0	320	2,388	2,424	5,132	0	0	932	932
LOT COST OF SALES	9,542	11,078	10,767	3,203	1,978	1,038	1,401	7,620	1,208	1,132	2,411	4,751

TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	10,022	12,007	16,404	3,203	2,298	3,426	3,825	12,752	1,208	1,132	3,343	5,683

OTHER INVESTMENT PROPERTY INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	0	0	0	0	0	0	11,867	11,867	8,185	0	(1)	8,184
TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	7,270	29,627	15,483	740	(5)	179	1,567	2,481	4,355	0	0	4,355

OUTPARCEL SALES, TRACT SALES, RESIDENTIAL LOT SALES AND OTHER INVESTMENT PROPERTY SALES, NET — WHOLLY OWNED	10,193	34,320	21,012	2,042	826	1,326	14,687	18,881	12,758	344	1,207	14,309

SUMMARY:
OUTPARCEL SALES NET OF COS — WHOLLY OWNED	120	471	1,367	0	62	798	796	1,656	0	0	768	768
OTHER INVESTMENT PROPERTY INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	0	0	0	0	0	0	11,867	11,867	8,185	0	(1)	8,184
TRACT SALES NET OF COS — WHOLLY OWNED	7,270	29,627	15,483	740	(5)	179	1,567	2,481	4,355	0	0	4,355
LOT SALES NET OF COS — WHOLLY OWNED	2,803	4,222	4,162	1,302	769	349	457	2,877	218	344	440	1,002

TOTAL WHOLLY OWNED SALES, NET	10,193	34,320	21,012	2,042	826	1,326	14,687	18,881	12,758	344	1,207	14,309

SHARE OF UNCONSOLIDATED JOINT VENTURES RESIDENTIAL LOT AND TRACT SALES AND COST OF SALES:
RESIDENTIAL LOT AND TRACT SALES — JOINT VENTURES:
LOT SALES	12,581	32,116	41,232	11,029	8,592	8,868	10,187	38,676	1,715	3,465	1,292	6,472
TRACT SALES	538	3,434	6,218	10,439	376	96	3,324	14,235	0	855	0	855

TOTAL RESIDENTIAL LOT AND TRACT SALES	13,119	35,550	47,450	21,468	8,968	8,964	13,511	52,911	1,715	4,320	1,292	7,327

RESIDENTIAL LOT AND TRACT COST OF SALES — JOINT VENTURES:
LOT COST OF SALES	9,151	25,123	30,753	8,940	6,518	7,310	7,691	30,459	1,309	2,694	884	4,887
TRACT COST OF SALES	66	1,236	2,828	6,275	82	37	1,166	7,560	0	392	0	392

TOTAL RESIDENTIAL LOT AND TRACT COST OF SALES	9,217	26,359	33,581	15,215	6,600	7,347	8,857	38,019	1,309	3,086	884	5,279

RESIDENTIAL LOT SALES AND TRACT SALES, NET — JOINT VENTURES	3,902	9,191	13,869	6,253	2,368	1,617	4,654	14,892	406	1,234	408	2,048

SHARE OF UNCONSOLIDATED JOINT VENTURES:
LOT SALES LESS COST OF SALES	3,430	6,993	10,479	2,089	2,074	1,558	2,496	8,217	406	771	408	1,585
TRACT SALES LESS COST OF SALES	472	2,198	3,390	4,164	294	59	2,158	6,675	0	463	0	463
INTEREST EXPENSE	0	(135)	(152)	(175)	(37)	(36)	(36)	(284)	(35)	(35)	(83)	(153)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(62)	0	0	0	0	0	0	0	0	0
OTHER — JOINT VENTURE	(158)	(226)	(528)	(176)	5	(34)	(176)	(381)	(141)	(51)	(237)	(429)

RESIDENTIAL LOT AND TRACT SALES, NET — SHARE OF JOINT VENTURES	3,744	8,830	13,127	5,902	2,336	1,547	4,442	14,227	230	1,148	88	1,466

TOTAL RESIDENTIAL, OUTPARCEL AND TRACT FFO	13,937	43,150	34,139	7,944	3,162	2,873	19,129	33,108	12,988	1,492	1,295	15,775

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2003	2004	2005	2006 1st	2006 2nd	2006 3rd	2006 4th	2006 YTD	2007 1st	2007 2nd	2007 3rd	2007 YTD

(H) 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
TOTAL BY TYPE:
SECOND GENERATION LEASING RELATED COSTS	13,347	19,210	8,422	2,846	4,965	3,805	739	12,355	6,933	6,260	3,794	16,987
SECOND GENERATION BUILDING IMPROVEMENTS	1,160	48	1,017	312	155	102	497	1,066	(37)	195	293	451

	14,507	19,258	9,439	3,158	5,120	3,907	1,236	13,421	6,896	6,455	4,087	17,438

TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	12,357	18,882	7,820	2,206	2,608	3,791	727	9,332	6,919	6,260	3,794	16,973
SECOND GENERATION BUILDING IMPROVEMENTS	938	(30)	1,015	312	155	102	497	1,066	(37)	195	293	451

	13,295	18,852	8,835	2,518	2,763	3,893	1,224	10,398	6,882	6,455	4,087	17,424

RETAIL:
SECOND GENERATION LEASING RELATED COSTS	992	328	602	640	2,357	14	12	3,023	15	0	0	15
SECOND GENERATION BUILDING IMPROVEMENTS	220	78	2	0	0	0	0	0	0	0	0	0

	1,212	406	604	640	2,357	14	12	3,023	15	0	0	15

TOTAL 2ND GENERATION TI & LEASING & BUILDING CAPEX	14,507	19,258	9,439	3,158	5,120	3,907	1,236	13,421	6,897	6,455	4,087	17,439

(I) CONSOLIDATED MULTI-FAMILY SALES AND COST OF SALES:
MULTI-FAMILY SALES — CONSOLIDATED:
MULTI-FAMILY SALES	0	0	11,233	6,579	15,136	1,026	393	23,134	0	0	20	20
MULTI-FAMILY COST OF SALES	0	0	(9,405)	(5,358)	(12,377)	(1,346)	(322)	(19,403)	0	47	(24)	23

MULTI-FAMILY SALES — CONSOLIDATED, NET	0	0	1,828	1,221	2,759	(320)	71	3,731	0	47	(4)	43

MULTI-FAMILY SALES — JOINT VENTURES:
MULTI-FAMILY SALES	0	0	26,280	6,955	10,050	28,130	11,770	56,905	9,831	9,327	(11,665)	7,493
MULTI-FAMILY COST OF SALES	0	0	(19,098)	(5,158)	(7,421)	(25,144)	(8,839)	(46,562)	(7,407)	(7,523)	8,320	(6,610)

MULTI-FAMILY SALES — SHARE OF JOINT VENTURES, NET	0	0	7,182	1,797	2,629	2,986	2,931	10,343	2,424	1,804	(3,345)	883

TOTAL MULTI-FAMILY FFO	0	0	9,010	3,018	5,388	2,666	3,002	14,074	2,424	1,851	(3,349)	926

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s Web site, www.cousinsproperties.com.
     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors, and (2) if material, any additional uses of the measure by management of the Company.
     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.
     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Investment Entities. Investment Entities are unconsolidated joint ventures where the Company 1) has a fixed commitment to the venture, 2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and 3) is not the managing member of the venture. Investment Entity debt is not included in any of the financial covenant calculations in the Company’s credit facility. Adjusted Debt is useful as a measure of the Company’s ability to meet its debt obligations and to borrow additional funds.
     “Fixed Charge Coverage Ratio” is defined as FFO plus those fixed charges which have been expensed in calculating FFO (“FFO Plus Fixed Charges”), divided by fixed charges. Fixed charges is the sum of interest expense, net of amounts capitalized, principal amortization under mortgage notes payable, ground lease rental payments and preferred stock dividends. Fixed charges include the Company’s share of fixed charges for unconsolidated joint ventures, with Investment Entity expenses excluded, as discussed above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt or capital.
     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. For periods other than 2005, the Company calculated FFO in

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. For the 2005 period, the Company modified its NAREIT defined calculations of FFO to include $5.0 million in income from a real estate venture related to the sale of real estate. The Company included this amount in FFO because, based on the nature of the investment, the Company believes that, for FFO purposes, this income should not be considered gain on the sale of depreciable property.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.
     "Funds From Operations, Excluding Loss on Extinguishment of Debt” is FFO adjusted to exclude loss on extinguishment of debt, which the Company has presented in the year ended December 31, 2006 in addition to NAREIT-defined FFO. During the second quarter of 2006, the Company contributed The Avenue East Cobb to CP Venture Five, LLC, one of the ventures formed with the Prudential Insurance Company of America. The Avenue East Cobb was encumbered by a mortgage note payable, which was marked-to-market upon contribution to the venture. The Company recorded 88.5%, the extent of outside ownership in the venture, of the debt mark-to-market adjustment, approximately $2.8 million, as a loss on extinguishment of debt. During the third quarter of 2006, in conjunction with the sale of Bank of America Plaza, CSC Associates, L.P. (“CSC”) repaid the non-recourse mortgage note payable on the building. The Company was obligated to CSC to fund this repayment and an additional defeasance charge. The defeasance charge and the unamortized balance of closing costs related to the origination of the note, approximately

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
$15.4 million in the aggregate, were recorded as loss on extinguishment of debt in the third quarter of 2006. NAREIT-defined FFO includes losses on extinguishment of debt in the FFO calculation. The Company believes the charges in the second and third quarters of 2006 relate to the sale or exchange of real estate and should be excluded from FFO to provide the user with a clearer picture of ongoing funds from operations.
     “Interest Expense Coverage Ratio” is defined as the ratio of FFO plus consolidated interest expense (“FFO Before Interest”) divided by consolidated interest expense. Consolidated interest expense is the sum of the Company’s interest expense plus its share of interest expense for unconsolidated joint ventures. The Company’s share of interest expense for Investment Entities has been excluded in accordance with the discussion under “Adjusted Debt” above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to borrow additional funds.
     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.
     “Same-Property Growth” represents the percentage change in Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Rental Property Revenues is defined as rental property revenues of the Company and its unconsolidated joint ventures, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents and amortization of acquired above or below market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.